UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a 6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a 12

Village Farms International, Inc.

(Name of Registrant as Specified in its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE AND PROXY STATEMENT

for the

Annual Meeting of Shareholders

to be held on June 23, 2023

May 1, 2023

Village Farms International, Inc.

Notice of 2023 Annual Meeting of Shareholders

NOTICE IS HEREBY GIVEN that the annual meeting (the “Meeting”) of shareholders of Village Farms International, Inc. (the “Company”) will be held virtually via live audio webcast online at www.virtualshareholdermeeting.com/VFF2023 on June 23, 2023 at 1:00 P.M. Eastern time.

What the Meeting is About

We will be seeking shareholder votes on the items of business at the Meeting:

1.
to elect the directors to serve until the 2024 Annual Meeting of Shareholders or until their successors are elected or appointed;
2.
to approve the compensation of the Company’s named executive officers on an advisory, non-binding basis; and
3.
to appoint PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023.

In addition, at the Meeting, we will receive the consolidated financial statements of the Company for the fiscal year ended December 31, 2022, including the auditor's report therein; and we will transact such other business as may be properly brought before the Meeting or any adjournment or postponement thereof.

The proxy statement accompanying this notice of meeting provides additional information relating to the matters to be dealt with at the Meeting and forms part of this notice.

For the Meeting, we have elected to use the Internet as our primary means of providing our proxy materials to our shareholders. Consequently, most shareholders will not receive paper copies of our proxy materials. We will instead send to these shareholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2022 (our “Annual Report”), and for participating and voting via the Internet. The Notice of Internet Availability of Proxy Materials will also provide: (i) information on how shareholders may request, via a toll-free number, an e-mail address or a website, paper copies of our proxy materials (including a proxy card) free of charge; (ii) the date, time and online location of the Meeting; and (iii) the matters to be acted upon at the meeting and the recommendation of the Board of Directors with regard to each matter. The electronic delivery of our proxy materials will significantly reduce our printing and mailing costs and the environmental impact of the proxy materials.

You are entitled to receive notice of and vote at the Meeting, or any adjournment, if you are a holder of common shares of the Company at the close of business on May 1, 2023 (the “Record Date”).

You have the right to vote your shares on items 1 through 3 listed above and any other items that may properly come before the meeting or any adjournment.

The Meeting will be held virtually, via live audio webcast at www.virtualshareholdermeeting.com/SAVE2023, on June 23, 2023, at 1:00 p.m. Eastern Time. To attend and participate, shareholders as of Record Date will need a 16-digit control number, which can be found in the Notice of Internet Availability of Proxy Materials.

If you are not able to be participate at the Meeting, please exercise your right to online at www.proxyvote.com or by signing and returning the form of proxy or voting instruction form in the return envelope to Broadridge at: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. (Eastern time) on June 21, 2023 or, if the Meeting is adjourned, 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment of the Meeting.

You are cordially invited to attend our virtual Meeting, but whether or not you expect to attend (via the Internet), you are urged to read our Proxy Statement and to vote and submit your proxy by following the voting procedures described in the Notice of Internet Availability of Proxy Materials or on the proxy card.

BY ORDER OF THE BOARD OF DIRECTORS

John R. McLernon

Chairman

May 1, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 23, 2023.

Our Notice of 2023 Annual Meeting of Shareholders, Proxy Statement and Annual Report to Shareholders are available on the Company’s website at www.villagefarms.com in the Investors section under Shareholder Materials.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

The information contained in this proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies to be used at the annual meeting (the “Meeting”) of holders (the “Shareholders”) of common shares (the “Shares”) of Village Farms International, Inc. (the “Company”, “Village Farms”, “we” or “our”) to be held on June 23, 2023 at 1:00 P.M. (Eastern time) via live audio webcast online at www.virtualshareholdermeeting.com/VFF2023 and at all adjournments thereof, for the purposes set forth in the accompanying notice of meeting (the “Notice of Meeting”). It is expected that the solicitation will be made primarily by electronic means. On or about May 12, 2023, we will mail to our Shareholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials, including this Proxy Statement and our Annual Report. However, paper copies of these proxy materials will be made available upon request. The solicitation of proxies by this Proxy Statement is being made by or on behalf of management of the Company. The total cost of the solicitation will be borne by Village Farms.

The information contained in this Proxy Statement is given as at May 1, 2023 except where otherwise noted. All references to “dollar” or the use of the symbol “$” are to United States dollars and use of the symbol “C$” refers to Canadian dollars, unless otherwise indicated.

QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING YOUR SHARES

What is the date, time and place of the Meeting?

You can attend the Meeting by joining the live webcast online at www.virtualshareholdermeeting.com/VFF2023 which will commence at 1:00 P.M. (Eastern time) on June 23, 2023. For details on how to attend and participate in the virtual Meeting, see “How do I attend and participate in the virtual meeting?” below.

Who can vote at the Meeting?

Only Shareholders as of the close of business on the Record Date, being May 1, 2023, are entitled to receive notice of and vote on matters to be presented at the Meeting, or any adjournment or postponement thereof, in the manner and subject to the procedures described in this Proxy Statement and the accompanying proxy card.

At the close of business on the Record Date, 110,238,929 Shares were issued and outstanding.

Each Shareholder is entitled to one vote per Share held on all matters to come before the Meeting. Common Shares of Village Farms are the only securities of Village Farms which will have voting rights at the Meeting.

How do I attend and participate in the virtual Meeting?

How you vote depends on whether you are a registered or a non-registered Shareholder. Please read the voting instructions below that are applicable to you.

In order to attend the Meeting, registered Shareholders, duly appointed proxyholders (including non-registered Shareholders who have duly appointed themselves as proxyholder) and guests (including non-registered Shareholders who have not duly appointed themselves as proxyholder) must log in online as set out below.

To participate in the Meeting, Shareholders will need to visit www.virtualshareholdermeeting.com/VFF2023 and log‐in using the 16‐digit control number which can be found in the Notice of Internet Availability of Proxy Materials. The Meeting platform is fully supported across browsers and devices running the most updated version of applicable software plug‐ins. You should ensure you have a strong, preferably high‐speed, internet connection wherever you intend to participate in the Meeting. The Meeting will begin promptly at 1:00 p.m. (Eastern time) on June 23, 2023. Online check‐in will begin starting 15 minutes prior, at 12:45 p.m. (Eastern time). You should allow ample time for online check‐in procedures. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page. The webcast Meeting allows you to attend the Meeting live, submit questions and submit your vote while the Meeting is being held if you have not done so in advance of the Meeting.

Guests will be able to attend the Meeting through the live webcast only, by joining the webcast as a guest at www.virtualshareholdermeeting.com/VFF2023. They will not be able to submit questions or vote.

You may ask a question during the Meeting by typing your question into the “Ask a Question” field and clicking “Submit”.

You must first join the Meeting as described above in “How can I attend and participate in the Meeting?”.

What is the quorum for the Meeting?

The presence at the opening of the Meeting of two persons who are entitled to vote either as Shareholders or as proxy holders and holding or representing not less than 33 1⁄3% of the outstanding Shares entitled to vote at the Meeting as of the record date will constitute a quorum for the transaction of business at the Meeting. In general, Shares represented by a properly signed and returned proxy card, or properly voted by Internet or telephone, or voted by your broker will be counted as Shares present and entitled to vote at the Meeting for purposes of determining a quorum. Shares represented by proxies marked “Abstain” and “broker non-votes” are also counted in determining whether a quorum is present.

What does it mean to vote by proxy?

Voting by proxy means that you are giving the person or people named on your proxy form (the “proxyholder”) the authority to vote your Shares for you at the Meeting or any adjournment.

The Company representatives named on the proxy form will vote your Shares for you, unless you appoint someone else to be your proxyholder. You have the right to appoint a person to represent you at the Meeting other than the persons named on the proxy form. If you want to appoint someone else, you can insert that person’s name in the blank space provided in the form of proxy. That other person does not need to be a Shareholder of the Company. See Appointee Instructions below.

Our transfer agent, Broadridge Investor Communications Corporation (“Broadridge”), must receive your completed proxy form or voting instructions form by 1:00 p.m. (Toronto time) on June 21, 2023, or, if the Meeting is adjourned, 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment of the Meeting.

What’s the difference between registered and non-registered (beneficial) Shareholders?

The voting process is different depending on whether you are a registered or non-registered (beneficial) Shareholder:

Registered Shareholders

If you are a “registered holder” (meaning your Shares are registered in your name with our transfer agent, Computershare Investor Services Inc. (“Computershare”)), then you may vote either at the Meeting or by proxy. If you decide to vote by proxy, you may vote via the Internet, by telephone or by mail and your Shares will be voted at the Meeting in the manner you direct. The Notice of Internet Availability of Proxy Materials provides information on how to access your proxy card, which contains instructions on how to vote via the internet or by telephone or receive a paper proxy card to vote by mail.

Non-Registered (or Beneficial) Shareholders

If, like most Shareholders, you are a beneficial owner of Shares held in “street name” (meaning a broker, trustee, bank, or other nominee holds Shares on your behalf), and you wish to vote your Shares at the Meeting, you must follow the procedures provided by the nominee that holds your Shares for obtaining a legal proxy to vote such Shares at the Meeting, as well as the registration instructions provided above under “How do I attend and participate in the virtual meeting?” Alternatively, you may provide voting instructions to the nominee that holds your Shares by completing, signing and returning the voting instruction form that the nominee provides to you, or by using telephone or Internet voting arrangements described on the voting instruction form, the Notice of Internet Availability of Proxy Materials or other materials that the nominee provides to you.

Appointee Instructions

You are encouraged to appoint yourself or such other person (other than the named proxyholders) online at www.proxyvote.com as this will reduce the risk of any mail disruptions in the current environment and will allow you to share the Appointee Information you have created with any other person you have appointed to represent you at the meeting more easily. If you do not designate the Appointee Information when completing your form of proxy or voting information form or if you do not provide the exact Appointee Identification Number and Appointee Name to any other person (other than the named proxyholders) who has been appointed to access and vote at the meeting on your behalf, that other person will not be able to access the meeting and vote on your behalf.

You MUST provide your Appointee the EXACT NAME and EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER to access the Meeting. Appointees can only be validated at the Virtual Shareholder Meeting using the EXACT NAME and EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER you enter.

IF YOU DO NOT CREATE AN EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER, YOUR APPOINTEE WILL NOT BE ABLE TO ACCESS THE VIRTUAL MEETING.

Less frequently, a non-registered Shareholder will receive, as part of the proxy materials, a form of proxy that has already been signed by the intermediary (typically by a facsimile or stamped signature), which is restricted as to the number of Shares beneficially owned by the non-registered Shareholder but which is otherwise uncompleted. If the non-registered Shareholder does not wish to attend the virtual Meeting (or have another person participate and vote on the non-registered Shareholder’s behalf), the non-registered Shareholder must complete the form of proxy and deposit it with Broadridge at: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 as described above. If a non-registered Shareholder wishes to participate and vote at the virtual Meeting (or have another person attend and vote on the non-registered Shareholder’s behalf), the non-registered Shareholder must strike out the names of the persons named in the proxy and insert the non-registered Shareholder’s (or such other person’s) name in the blank space provided. See above “Appointee Instructions”.

Shareholders should follow the instructions on the forms they receive, and non-registered Shareholders should contact their intermediaries promptly if they need assistance.

The proxy materials are being sent or made available to both registered and non-registered owners of Shares. The Company is sending proxy materials indirectly to non-objecting beneficial owners (as defined in National Instrument 54-101—Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”)). The Company does not intend to pay for intermediaries to forward to objecting beneficial owners (as defined in NI 54-101) the proxy materials. An objecting beneficial owner will not receive the proxy materials unless the objecting beneficial owner’s intermediary assumes the cost of delivery.

What am I voting on at the Meeting?

The following items of business will be covered at the Meeting:

•
Item No. 1—electing directors to serve until the 2024 Meeting of Shareholders or until their successors are elected or appointed;
•
Item No. 2—approval of the compensation of the Company’s named executive officers on an advisory, non-binding basis; and
•
Item No. 3—appointing an independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023.

In addition, at the Meeting, we will be receiving the financial statements of the Company for the fiscal year ended December 31, 2022, including the auditor’s report thereon; however, no shareholder vote will be taken on this matter. In addition, we may be transacting such other business as may be properly brought before the Meeting. As of the date of this Proxy Statement, the Board of Directors (the “Board”) is not aware of any such other business.

How does the Board recommend that I vote?

Our Board recommends that each Shareholder vote “FOR” each of the applicable proposals listed above.

What votes may I cast with regard to each proposal?

You can choose to vote “For” or “Withhold” for Item Nos. 1, and 3 and “For” or “Against” for Item 2. The Shares represented by the proxy form will be voted in accordance with the instructions of the Shareholder on any ballot that may be called for and, if the Shareholder specifies a choice with respect to any matter to be acted upon, the Shares will be voted accordingly.

If you return your proxy form or voting instruction form and do not tell us how you want to vote your Shares, your Shares will be voted “FOR” each director nominee and each proposal by the management representatives named in the proxy.

The form of proxy confers discretionary authority upon the management representatives designated in the form of proxy with respect to amendments to or variations of matters identified in the Notice of Meeting and with respect to other matters that may properly come before the Meeting. At the date of this Proxy Statement, management of the Company knows of no such amendments, variations or other matters.

What vote is required in order to approve each proposal?

•
Item No. 1: Under our Majority Voting Policy, a director nominee who is elected in an uncontested election with a greater number of votes “Withheld” than votes “For” will be considered by the Board not to have received the support of the Shareholders, even though duly elected as a matter of corporate law. Such a nominee will be expected to provide forthwith his or her resignation to the Board, effective on acceptance by the Board. Unless exceptional circumstances apply, the Board will accept the resignation. Within ninety (90) days following the applicable meeting of the Shareholders, the Board will determine whether to accept or reject the resignation offer that has been submitted. Following the Board’s decision on the resignation, the Board will promptly disclose, via press release, its decision (including the reasons for rejecting the resignation offer, if applicable).
•
Item No. 2: The approval of the compensation of the Company’s named executive officers on an advisory, non-binding basis requires the majority of the votes cast at the Meeting in order for such item to be considered approved by the Company’s Shareholders on an advisory, non-binding basis, and votes cast only include those votes cast "For" or "Against" the proposal.

•
Item No. 3: The appointment of an independent registered public accounting firm requires a majority of the votes cast at the Meeting, and votes cast only include those votes cast “For” or “Withhold” the proposal.

What impact does a “Withhold”, “Against” or "Abstain" vote have?

•
Item No. 1: If you select “Withhold” with respect to the election of a nominee, your vote will have no effect on the votes cast for the purposes of electing such nominee but will be considered in the application of our Majority Voting Policy which is described above.
•
Item No. 2: If you select “Against”, your vote will have the same effect as a "Withhold" vote. If you select "Abstain", your vote will have no effect on the outcome of Item No. 2.
•
Item No. 3: If you select “Withhold”, your vote will have no effect on the votes cast for the purposes of appointing the Company’s independent registered public accounting firm.

What is the effect if I do not cast my vote?

If as a registered Shareholder you do not cast your vote in person or by proxy, no votes will be cast on your behalf on any of the proposals.

If you are a U.S. beneficial Shareholder with an intermediary, you must instruct your U.S. intermediary how to vote your Shares. If, as a U.S. non-registered or beneficial Shareholder, you do not instruct your intermediary on how to vote on any of the proposals at the Meeting, the intermediary has discretionary authority to vote your Shares on Item No. 3, but the intermediary does not have discretionary authority to vote your Shares on the rest of the proposals or any non-routine item, so a “broker non-vote” will be recorded with respect to such item. Broker non-votes will be treated as not entitled to vote on any such matter and will not be counted as having been voted in respect of any such matter. Shares represented by such broker “non-votes” will, however, be counted in determining whether there is a quorum for the Meeting.

How do I change my vote?

A registered Shareholder who has given a proxy may revoke that proxy and change a vote by:

(a)
completing and signing a proxy bearing a later date and depositing it with Broadridge as described above;
(b)
depositing an instrument in writing executed by the Shareholder or by the Shareholder’s attorney authorized in writing at our registered office at any time before 1:00 p.m. (Toronto time) on June 21, 2023, or on the last business day before any adjournment of the Meeting at which the proxy is to be used, or
(c)
in any other manner permitted by law.

A non-registered or beneficial Shareholder may revoke a voting instruction form or a waiver of the right to receive proxy materials and to vote given to an intermediary or to the Company, as the case may be, at any time by written notice to the intermediary or the Company, except that neither an intermediary nor the Company is required to act on a revocation of a voting instruction form or on a waiver of the right to receive materials and to vote that is not received by such intermediary or the Company, at least seven days prior to the Meeting.

What does it mean if I receive more than one set of proxy materials?

This means that you own Shares that are registered under different accounts. For example, you may own some Shares directly as a registered Shareholder and other Shares as a non-registered beneficial Shareholder through an intermediary, or you may own Shares through more than one such organization. In these situations, you will receive multiple sets of the Notice of Internet Availability of Proxy Materials and, if you request paper copies, multiple sets of the proxy materials. It is necessary for you to complete and return all proxy cards and VIFs in order to vote all of the Shares you own. Please make sure you return each proxy card or VIF in the accompanying return envelope. You may also vote by Internet or telephone by following the instructions on the Notice of Internet Availability of Proxy Materials and in your proxy materials.

How will proxies be solicited and who will pay the cost of the proxy solicitation?

The solicitation of proxies will be primarily by electronic means, as indicated in the Notice of Internet Availability of Proxy Materials, but the Company’s directors, officers and regular employees may also solicit proxies personally, by telephone or other means. The Company will bear all costs of the solicitation, including the printing, handling and mailing of the Meeting materials. The Company has arranged for intermediaries to forward the Notice of Internet Availability of Proxy Materials and Meeting materials to non-registered or beneficial Shareholders of record, and the Company may reimburse the intermediaries for their reasonable fees and disbursements in that regard.

How can I make a Shareholder proposal for the 2024 Annual Meeting?

If you want to propose a matter for consideration at our 2024 Annual Meeting, then that proposal must be received at our registered office at 4700 - 80th Street, Delta, British Columbia, Canada, V4K 3N3 no later than April 24, 2024, (which is the deadline for a proposal to be valid under the Business Corporations Act (Ontario) (the “OBCA”)), which is later than the January 2, 2024 deadline for Shareholder proposals (including nominations of directors by Shareholders) to be submitted for inclusion in our proxy statement under Rule 14a-8 (“Rule 14a-8”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

What if amendments are made to the proposals or if other matters are brought before the Meeting?

With respect to any amendments or variations in any of the proposals shown in the Proxy Statement, or any other matters which may properly come before the Meeting, the Shares will be voted by the appointed proxyholder as he or she in their sole discretion sees fit.

As of the date of this Proxy Statement, the Board is not aware of any such amendments, variations or other matters to come before the Meeting. However, if any such changes that are not currently known to the Board should properly come before the Meeting, the Shares represented by your proxyholders will be voted in accordance with the best judgment of the proxyholders.

Who will tabulate the votes?

We currently expect that Broadridge will tabulate the votes and be our scrutineer for the Meeting.

When will voting results be disclosed?

Preliminary voting results will be announced at the Meeting. Final voting results will be announced via press release and filed with the Canadian securities regulatory authorities on SEDAR at www.sedar.com and will also be published in a Current Report on Form 8-K filed with the SEC on EDGAR at https://www.sec.gov within four business days of the Meeting.

Who may adjourn the meeting?

The Meeting may be adjourned to any other time and any other place by the Shareholders present or represented at the meeting and entitled to vote even when such Shareholders do not constitute a quorum.

What if I have technical difficulties or trouble accessing the meeting webcast?

We encourage you to test your computer and internet browser prior to the meeting at the Meeting URL www.virtualshareholdermeeting.com/VFF2023. If you encounter any difficulties accessing the Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page. Technical difficulties may arise during the course of the Meeting. The Chair of the Meeting has discretion as to whether and how the Meeting should proceed if a technical difficulty arises. In exercising this discretion, the Chair of the Meeting will have regard to the number of Shareholders impacted and the extent to which participation in the business of the Meeting is affected. Where the Chair of the Meeting considers it appropriate, the Chair of the Meeting may continue to hold the Meeting and transact business, including conducting a poll and voting in accordance with valid proxy instructions. For this reason, Shareholders are encouraged to complete and submit their form of proxy or voting instruction form in advance of the Meeting even if they plan to attend the Meeting online.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are subject to the safe harbor created by those sections. This Proxy Statement also contains “forward-looking information” within the meaning of applicable Canadian securities laws. We refer to such forward-looking statements and forward-looking information collectively as “forward-looking statements”. We have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “potential,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “contemplate” and “continue”, the negative of these words, other words and terms of similar meaning and the use of future dates. Forward-looking statements involve risks and uncertainties. These uncertainties include factors that affect all businesses as well as matters specific to us.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Uncertainties and risks may cause our actual results to be materially different than those expressed in or implied by our forward-looking statements. For us, particular uncertainties and risks include those described in our filings with the SEC, including our most recent Annual Report on Form 10-K for the year ended December 31, 2022, as amended. A copy of this document can be found by accessing the SEC’s EDGAR filing database at www.sec.gov and on SEDAR at www.sedar.com; however, we will promptly provide a copy of this document to any Shareholder of the Company free of charge upon request. All forward-looking statements in this Proxy Statement speak only as of the date of this Proxy Statement and are based on our current beliefs and expectations. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as otherwise required by law.

VOTING SECURITIES

As of May 1, 2023, 110,238,929 Shares were issued and outstanding. Each holder of Shares of record at the close of business on May 1, 2023, the Record Date established for notice of the Meeting, will be entitled to one vote for each Share held on all matters proposed to come before the Meeting.

PRINCIPAL HOLDERS OF VOTING SECURITIES

The table below sets forth information known to us regarding the beneficial ownership of our Shares as of May 1, 2023, for:

•
each person the Company believes beneficially holds more than 5% of the outstanding shares of our Shares based solely on our review of SEC filings;
•
each of our directors and director nominees;

•
each of the named executive officers named in the Summary Compensation Table (we collectively refer to these persons as our “named executive officers”, “Named Executive Officers” or “NEOs”); and
•
all of our directors and executive officers as a group.

The number of Shares beneficially owned by a person includes shares subject to Options held by that person that are currently exercisable or that become exercisable within 60 days of May 1, 2023. Percentage calculations assume, for each person and group, that all Shares that may be acquired by such person or group pursuant to Options currently exercisable or that become exercisable within 60 days of May 1, 2023, are outstanding for the purpose of computing the percentage of Shares owned by such person or group. However, such unissued Shares described above are not deemed to be outstanding for calculating the percentage of Shares owned by any other person.

Except as otherwise indicated, the persons in the table below have sole voting and investment power with respect to all Shares shown as beneficially owned by them, subject to community property laws where applicable and subject to the information contained in the notes to the table.

Name of Beneficial Owner	Ownership or Control Over Shares	Percentage of Shares beneficially owned
Greater than 5% Shareholders:
Michael A. DeGiglio (also a Director and NEO) c/o Village Farms, 90 Colonial Center Parkway Suite 100, Lake Mary, FL 32746 (1)	10,538,849	9.6%
Sundial Growers Inc. (2)	6,947,600	6.3%
Directors and Named Executive Officers: (3)		*
John P. Henry (4)	182,451	*
John R. McLernon (5)	233,851	*
Christopher C. Woodward (6)	287,651	*
David Holewinski (7)	246,951	*
Stephen C. Ruffini (8)	1,372,732	1.2%
Kathleen M. Mahoney	—	*
Ann Gillin Lefever(9)	33,334	*
Mandesh Dosanjh (10)	217,267	*
Eric Janke	—	*
Bret Wiley (11)	95,000	*
All Directors and Executive Officers as a Group (eight Persons) (12)	12,895,819	11.7%

* Denotes less than 1% beneficial ownership.

(1)
Consists of 9,358,127 Shares, 680,722 Restricted Stock Units and Options to purchase 500,000 Shares that are exercisable within 60 days of May 1, 2023.
(2)
Based solely on Schedule 13 G/A (Amendment No.4) filed by Sundial Growers Inc. on February 13, 2023. As described in the Schedule 13 G/A, the address of Sundial Growers Inc. is #300, 919 – 11 Avenue SW, Calgary, Alberta, Canada T2R 1P3.
(3)
The address of each of the directors and NEOs is c/o Village Farms International, 4700 – 80th Street, Delta, British Columbia, Canada, V4K 3N3.
(4)
Consists of 68,500 Shares and Options to purchase 113,951 Shares that are exercisable within 60 days of May 1, 2023.
(5)
Consists of 100,900 Shares and Options to purchase 132,951 Shares that are exercisable within 60 days of May 1, 2023.
(6)
Consists of 168,700 Shares and Options to purchase 118,951 Shares that are exercisable within 60 days of May 1, 2023.
(7)
Consists of 133,000 Shares and Options to purchase 113,951 Shares that are exercisable within 60 days of May 1, 2023.
(8)
Consists of 964,399 Shares and Options to purchase 408,333 Shares that are exercisable within 60 days of May 1, 2023.
(9)
Consists of Options to purchase 33,334 Shares.
(10)
Consists of 140,600 Shares and Options to purchase 66,667 Shares that are exercisable within 60 days of May 1, 2023 and 10,000 PSUs earned but not taken as Shares.
(11)
Consists of 55,000 Shares and Options to purchase 40,000 Shares.
(12)
Consists of 10,793,626 Shares, 680,722 Restricted Stock Units, and Options to purchase 1,421,471 Shares that are exercisable within 60 days of May 1, 2023.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations from our directors and executive officers, we believe that all the Section 16(a) filing requirements for our executive officers, directors and greater than 10% shareholders for the year ended December 31, 2022, were filed in a timely manner.

RECEIPT OF FINANCIAL STATEMENTS

At the Meeting, Shareholders will receive the financial statements of the Company for the fiscal year ended December 31, 2022 and the auditor’s report thereon, but no vote by the Shareholders with respect thereto is required or proposed to be taken.

ITEM NO. 1—ELECTION OF DIRECTORS

Pursuant to the articles of the Company, the number of directors of the Company is set at a minimum of three and a maximum of ten, and the Board is authorized to determine the actual number of directors to be elected from time to time. The Company currently has seven directors, and all are being proposed for nomination at the Meeting. Unless they resign, all directors elected at the Meeting will hold office until our next annual meeting of Shareholders or until their successors are elected or appointed.

In April 2013, the Company adopted a majority voting policy (the “Majority Voting Policy”), which was amended on May 10, 2017, pursuant to which directors who are not elected by at least a majority (50% + 1) of the votes cast with respect to his or her election in an uncontested election are required to tender their resignation, absent exceptional circumstances. The Majority Voting Policy applies to this election of directors. Under such policy, a director nominee who is elected in an uncontested election with a greater number of votes “Withheld” than votes “For” will be considered by the Board not to have received the support of the Shareholders, even though duly elected as a matter of corporate law. Such a nominee will be expected to provide forthwith his or her resignation to the Board, effective on acceptance by the Board. Within 90 days following the applicable meeting of the Shareholders, the Board will determine whether to accept or reject the resignation offer that has been submitted. Following the Board’s decision on the resignation, the Board will promptly disclose, via press release, its decision (including the reasons for rejecting the resignation offer, if applicable).

The following incumbent directors of the Company are nominated for election at the Meeting.

Director	Experience and Qualifications

Michael A. DeGiglio Florida, United States Director Since October 2016 Age 68

Mr. DeGiglio, Director and Chief Executive Officer of the Company. Mr. DeGiglio is a founder of Village Farms International through predecessor companies and has served as its Director and Chief Executive Officer since its inception in 1989. Mr. DeGiglio joined EcoScience Company (NASDAQ) a bio-technology company, in November 1992 upon its acquisition of Agro-Dynamics Inc., a company Mr. DeGiglio founded in 1984 and where he served as President since its inception. Additionally, he served as President and Chief Executive Officer of EcoScience from 1995 until its merger with Village Farms in 1999. Prior to commencing his business career in 1983, Mr. DeGiglio served on active duty in the United States Navy from 1976 through 1983, and in the Naval Air reserves from 1983 through 2001, retiring at the rank of Captain. Throughout his Naval career, Captain DeGiglio held multiple Department head positions, successfully completed a tour as Commanding Officer of a jet squadron, performed multiple tours overseas, accumulated over 5,000 hours of military flight time, and completed numerous senior management and military courses. Mr. DeGiglio received a Bachelor of Science degree in Aeronautical Science from Embry Riddle Aeronautical University (ERAU) in Daytona Beach, Florida. He has served as the former Chairman of the Presidential Advisory Board of ERAU.

The Board has concluded that Mr. DeGiglio should continue to serve on the Board based on his business skills, leadership experience, his experience in the agriculture industry, general business knowledge and due to his position as President and CEO.

John P. Henry(1)(3) Florida, United States Director Since October 2006 Age 75

Mr. Henry has been a director of the Company since 2006. From 1981 to 2000, Mr. Henry was employed by Ocean Spray Cranberries, Inc. (“Ocean Spray”), retiring as Senior Vice-President of Grower Relations and Chief Financial Officer in 2000. Ocean Spray grew from $400 million to $1.3 billion in revenues during his tenure. Mr. Henry also served as a Director of Nantucket Allserve Inc., a majority owned subsidiary of Ocean Spray. From 1980 to 1981, he was Chief Financial Officer of Castle Toy Co, Inc., and prior to that, Mr. Henry was employed by Laventhol and Horwath providing auditing, consulting, and tax services to large public and private companies. He received a Bachelor of Science degree in Business Administration and a Master in Taxation degree from Bryant College in Smithfield, Rhode Island. Mr. Henry is a non-practicing Certified Professional Accountant in the State of Rhode Island.

The Board has concluded that Mr. Henry should continue to serve on the board based on his many years of executive management experience and industry expertise and financial expertise.

David Holewinski(1)(3) Florida, United States Director Since June 2011 Age 84

Mr. Holewinski has been a director of the Company since 2011. Mr. Holewinski is a Management Consultant. He served as a director of Agro Power Development Inc. (“APDI”) from 2004 until October 2006. Between 1995 and 2000, Mr. Holewinski served as Senior Vice President of Business Development for APDI. Mr. Holewinski has co-founded two biotechnology companies, co-founded a company with computer and internet security, as well as co-founded a company with novel precast concrete technology for the construction industry. Between 1983 and 1988, Mr. Holewinski was a Manager of Business Development for ConAgra Foods, Inc. Mr. Holewinski has a Bachelor of Arts degree from Pennsylvania State University and a Master of Business Administration degree from Harvard University.

The Board has concluded that Mr. Holewinski should continue to serve on the board based on his many years of executive management experience and business development acumen.

Kathleen M. Mahoney(2) Minnesota, United States Director Since March 2023 Age 68

Ms. Mahoney became a director of the Company in March 2023. Most recently, Ms. Mahoney served for more than 15 years in executive level operational and legal positions with SpartanNash Company (Nasdaq: SPTN), a Fortune400 grocery and consumer goods distributor, wholesaler and retailer, and its predecessor Nash Finch Company. Prior to her tenure with SpartanNash, Ms. Mahoney practiced law for more than 20 years, including as Managing Partner at Larson King, LLP, and Partner at Oppenheimer Wolff & Donnelly. Ms. Mahoney began practicing law as Special Assistant Attorney General with the Minnesota Attorney General's Office. Ms. Mahoney has received grocery industry recognition throughout her career, having been named one of the 100 Most Influential Women in Michigan by Crain’s (2016), a Woman of Influence in the Food Industry by the Griffin Report (2018), a Top Woman in Grocery by Progressive Grocer (2012 and 2019), and a Women in Business Industry Leader by the Minneapolis St. Paul Business Journal (2011). Ms. Mahoney is a former member of the National Association of Corporate Directors, and a former member of the Grand Rapids, MI Chamber of Commerce Governance Committee and the Policy Committee and has more than 25 years of nonprofit board service, including serving in the role of Chair. She holds a JD, cum laude, from Syracuse University School of Law.

The Board has concluded that Ms. Mahoney should continue to serve on the Board based on her many years of executive management experience, her legal and governance expertise and her general business knowledge.

John R. McLernon(2) British Columbia, Canada Director Since January 2005 Age 82

Mr. McLernon has been the Chairman and a director of the Company since 2006. Mr. McLernon is President of McLernon Consultants Ltd. He is Honourary Chairman and Co-Founder of Colliers International (“Colliers”), a global commercial real estate services company operating from 485 offices in 65 countries. He served as Chairman and Chief Executive Officer of Colliers from 1977 to 2002 and as Chairman until December 2004. Mr. McLernon also serves as a director of several public and private companies as well as major nonprofit organizations, and is Chairman of A&W Revenue Royalties Income Fund and City Office REIT, Inc.*

The Board has concluded that Mr. McLernon should continue to serve on the board based on his many years of executive experience with a global organization, as a board of director on both private and public companies and general business knowledge.

Stephen C. Ruffini Florida, United States Director Since March 2014 Age 64

Mr. Ruffini has been a director of the Company since 2014 and Chief Financial Officer of the Company since 2009. From 2001 to 2005, Mr. Ruffini was a Director and Chief Financial Officer of HIT Entertainment, Ltd., which was the preeminent young children’s entertainment company listed on the London Stock Exchange. From 2006 to 2008, he was the Chief Financial Officer of Performing Brands, which was a publicly listed U.S. company in the beverage industry. He was a Tax Manager with Arthur Andersen from 1984 to 1993. Mr. Ruffini has a Master of Business Administration degree from the University of Texas and a Bachelor of Business Administration degree from Southern Methodist University.

The Board has concluded that Mr. Ruffini should continue to serve on the Board based on his business skills, leadership experience, financial acumen, general business knowledge and due to his position as Executive Vice President and CFO.

Christopher C. Woodward(1)(2)(3) British Columbia, Canada Director Since November 2003 Age 66

Mr. Woodward has been a director of the Company since 2006. Mr. Woodward serves as chair or director of a number of private and public companies as well as charitable institutions. These include the P.A. Woodward Medical Foundation, Brentwood College and Cambie Surgeries Corp. He is currently Chair of the Keg Royalty Trust, Director of the Great Western Brewery and he is past Chair of the Vancouver Coastal Health Authority. Mr. Woodward received his Bachelor of Arts (Economics) degree from the University of Western Ontario.

The Board has concluded that Mr. Woodward should continue to serve on the board based on his many years of serving as a board of director on both private and public companies and general business knowledge.

(1) Member of the Audit and Risk Committee. (2) Member of the Corporate Governance and Nominating Committee (3) Member of the Compensation Committee * SEC Reporting Issuer.

No Family Relationships

There are no family relationships between any director and executive officer.

Involvement in Certain Legal Proceedings

No proposed director is, to the knowledge of the Company as at the date of the Proxy Statement, or has been, within 10 years before the date of this Proxy Statement, a director, chief executive officer or chief financial officer of any company (including the Company) that: (i) was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under Canadian securities legislation that was in effect for a period of more than 30 consecutive days, (ii) was subject to cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under Canadian securities legislation that was in effect for a period of more than 30 consecutive days that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer, (iii) while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets, (iv) become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromised with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director, or (v) has been involved in any criminal convictions or proceedings, order or judgment or decree limiting the person from engaging in any type of business or securities, nor found by a court or the SEC to have violated a United States federal or state securities law nor found by a court or the Commodity Futures Trading Commission to have violated any United States federal commodities law.

Except as described below, no proposed director of the Company has been subject, to the knowledge of the Company, to (i) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority, or (ii) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

On March 12, 1998, the United States District Judge for the Central District of California entered a Final Consent Judgment of Permanent Injunction, Disgorgement, and Civil Penalty against Mr. Holewinski relating to allegations of insider trading in the securities of Chantal Pharmaceutical Corporation. Mr. Holewinski, without admitting or denying the allegations, consented to a Judgment that permanently enjoined him from future violations of the antifraud provisions of the federal securities laws and ordered Mr. Holewinski to disgorge losses avoided in the amount of US$28,162, plus prejudgment interest in the amount of US$4,921 and to pay a civil penalty in the amount of US$28,162.

Board Recommendation

The Board recommends a vote FOR the election of all nominees for directors named in this Proxy Statement.

CORPORATE GOVERNANCE

Corporate governance relates to the activities of the Board, the members of which are elected by and are accountable to the Shareholders and takes into account the role of the individual members of management who are appointed by the Board and who are charged with the day-to-day management of the Company. The Board believes that sound corporate governance practices are essential to contributing to the effective and efficient decision-making of management and the Board and to the enhancement of Shareholder value. The Board and management believe that the Company has a sound governance structure in place for both management and the Board. Of particular note, the Company has:

•
established a written mandate of the Board;
•
established a written charter for the Audit and Risk Committee;
•
established a written charter for the Compensation Committee;
•
established a written charter for the Corporate Governance and Nominating Committee;
•
established a written Disclosure and Insider Trading Policy; and
•
established a written Code of Ethics and Whistleblowing Policy.

Each of the committee charters and all corporate governance policies can be found on the Company’s website at https://villagefarms.com, under the investor-relations/governance tab.

National Instrument 58-101—Disclosure of Corporate Governance Practices (“NI 58-101”) and National Policy 58-201—Corporate Governance Guidelines (“NP 58-201”) requires issuers, including the Company, to disclose the corporate governance practices that they have adopted. NP 58-201 provides guidance on governance practices. The Company is also subject to National Instrument 52-110—Audit Committees (“NI 52-110”), which has been adopted in various Canadian provinces and territories and which prescribes certain requirements in relation to audit committees.

Board Mandate

The Board has adopted a mandate in which it explicitly assumes responsibility for stewardship of the Company. The Board is mandated to represent the Shareholders to assess and approve the strategic direction of the Company, ensure that appropriate processes for risk assessment, management and internal control are in place, monitor management performance against agreed benchmarks, and assure the integrity of financial reports. A copy of the Board Mandate is attached hereto as Appendix A.

Composition and Independence of the Board

The Company’s Board is currently composed of seven directors, a majority (five) of whom meet the independence standards under the listing standards of Nasdaq and NI 52-110. Each member of the Audit and Risk Committee, the Compensation Committee and the Corporate Governance and Nominating Committee also meet such independence standards, and in the case of Audit and Risk Committee members, the additional independence requirements of Rule 10A-3 of the Exchange Act. Each year the Board reviews the composition of the Board, the Audit and Risk Committee, the Compensation Committee and the Corporate Governance and Nominating Committee and assesses whether a Board or Committee member is “independent”, including an assessment of any direct or indirect relationship between each Board member, on one hand, and the Company or any of its subsidiaries, or with management, on the other than, which, in the Board’s opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Following the Meeting, the Board is expected to be composed of seven directors, with a majority (five) meeting the independence standards.

Director	Independent
Michael A. DeGiglio	No
John P. Henry	Yes
David Holewinski	Yes
Kathleen M. Mahoney	Yes
John R. McLernon	Yes
Stephen C. Ruffini	No
Christopher C. Woodward	Yes

Mr. DeGiglio, President and Chief Executive Officer of the Company is not an independent director because of his role in the Company’s management team.

Mr. Ruffini, Executive Vice President and Chief Financial Officer of the Company is not an independent director because of his role in the Company’s management team.

The following table outlines other Canadian reporting issuers where our directors serve on the board:

Director	Reporting Issuer
Christopher C. Woodward	Keg Royalty Trust

Board Oversight of Risk

With regard to risk management, the Board, together with the Audit and Risk Committee, ensures that the business of the Company is conducted in compliance with applicable laws and regulations and according to the highest ethical standards; identifies and documents the financial risks and other risks that the Company faces in the course of its business and ensures that such risks are appropriately managed; and has adopted several policies to address such risks as described above.

The Board as a whole, together with the Audit and Risk Committee, has responsibility for risk oversight, with more in-depth reviews of certain areas of risk being conducted by the relevant Board committees that report on their deliberations to the full Board. The Board and its committees fulfill their oversight responsibilities with the supported of management, whose reporting processes are designed to provide information to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies. Areas of risk evaluated include regulatory, operational, financial (accounting, liquidity and tax), legal, compensation, competitive, health, safety and reputational risks.

The standing committees of the Board oversee risks associated with their respective principal areas of focus. The Audit and Risk Committee’s role includes a particular focus on the qualitative aspects of financial reporting to Shareholders, on our processes for the management of business and financial risk, our financial reporting obligations and for compliance with significant applicable legal, ethical and regulatory requirements. The Audit and Risk Committee, along with management, is also responsible for developing and participating in a process for review of important financial and operating topics that present potential significant risk to the Company. The Compensation Committee is responsible for overseeing risks and exposures associated with our compensation programs and arrangements, including our executive and director compensation programs and arrangements. The Corporate Governance and Nominating Committee focuses on board nominations and management succession planning.

We recognize that a fundamental part of risk management is understanding not only the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for that company. Through their involvement in setting our business strategy, the Board, together with the Audit and Risk Committee, can assess management’s appetite for risk and also determine what constitutes an appropriate level of risk for the Company.

We believe our current Board and committee structure is appropriate and helps ensure proper risk oversight for the Company. The full Board, along with the Audit and Risk Committee, conducts general risk oversight in connection with its role in reviewing our key long-term and short-term business strategies and monitoring on an on-going basis the implementation of our key business strategies, which is supplemented by our standing Board committees that conduct more specific risk oversight related to their responsibilities. The Chair ensures that there is sufficient time on the Board agenda for risk management discussions.

Nomination of Directors

Directors of the Company are expected to bring to the Board the broadest possible knowledge and depth of experience from their chosen business or profession. Directors should evidence a demonstrated ability to deal with business, financial and social issues. This implies a capacity to provide additional strength, diversity of views and up-to-date perceptions to the Board and its deliberations. It is the mandate of the Corporate Governance and Nominating Committee to identify and recommend qualified candidates for the Board. In assessing whether identified candidates are suitable for the Board, the Corporate Governance and Nominating Committee considers: (i) the competencies and skills considered necessary for the Board as a whole; (ii) the competencies and skills that the existing directors possess, and the competencies and skills nominees will bring to the Board; and (iii) whether nominees can devote sufficient time and resources to his or her duties as a member of the Board. Potential candidates for membership on the Board will not be denied consideration by reason of race, sex, religion or affiliation with some special constituency group, nor will any candidate be selected solely for such reason.

It is the Corporate Governance and Nominating Committee’s policy to consider director candidates recommended by our Shareholders in accordance with the provisions set forth in the By-laws of the Company (the “By-laws”), which may be accessed on our website at www.villagefarms.com in the Investors section, under Governance, Advance Notice Policy. Candidates recommended by the Company’s Shareholders will be considered by the Corporate Governance and Nominating Committee, such candidates shall be evaluated in the same manner as all other director candidates.

Shareholders who wish to suggest a candidate for our Board may submit a written recommendation to our Board at 4700 - 80th Street, Delta, BC V4K 3N3, or via email along with the Shareholder’s name, setting forth, among other things:

•
the name, age, and province or state, and country of residence of the proposed nominee;
•
the principal occupation, business or employment of the proposed nominee, both at present and within the five years preceding the recommendation;
•
the number of securities of each class of voting securities of the Company or its subsidiaries which are beneficially owned, or controlled or directed, directly or indirectly, by the proposed nominee as of the record date for the meeting of Shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice;
•
a description of any agreement, arrangement or understanding (financial, compensation or indemnity related or otherwise) between the nominating Shareholder and the proposed nominee, or any affiliates or associates of, or any person acting jointly or in concert with the nominating Shareholder or the proposed nominee, in connection with the proposed nominee’s election as director; and
•
whether the proposed nominee is party to any existing or proposed relationship, agreement, arrangement or understanding with any competitor of the Company or its affiliates or any other third party which may give rise to a real or perceived conflict of interest between the interests of the Company and the interests of the proposed nominee.

The Board may also request that the Shareholder provide certain additional information, and any such proposal may be excluded if it does not comply with the requirements of Rule 14a-8.

Shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that includes the information required by Rule 14a-19 under the Exchange Act no later than 60 days prior to the one-year anniversary of the Meeting, which deadline is April 23, 2024. In addition, pursuant to Section 7.3 of the By-laws for the Board to consider a candidate for nomination at the 2024 Annual General Meeting, Shareholders should submit the required information to the Secretary by the date no less than 30 days before the 2024 Annual General Meeting; provided, however, that if the 2024 Annual General Meeting is to be held on a date that is fewer than 50 days after the date (the “Notice Date”) on which the first public announcement of the meeting was made, notice by the nominating Shareholder may be given not later than the close of business on the tenth day following the Notice Date.

Diversity

The Corporate Governance and Nominating Committee takes diversity, including diversity of experience, perspective, education, race and gender, into consideration as part of its overall recruitment and selection process in respect of its Board and management. The Company does not have a formal policy on the representation of females on the Board or management of the Company. The Board does not believe that a formal policy will necessarily result in the identification or selection of the best candidates. As such, the Company does not see any meaningful value in adopting a formal policy in this respect at this time as it does not believe that it would further enhance gender diversity beyond the current recruitment and selection process carried out by the Corporate Governance and Nominating Committee. However, the Board is mindful of the benefit of diversity on the Board and management of the Company and the need to maximize the effectiveness of the Board and management and their respective decision-making abilities.

The Corporate Governance and Nominating Committee believes that having a diverse Board and management team offers a depth of perspective and enhances Board and management operations. The Corporate Governance and Nominating Committee values diversity of experience, perspective, education, race and gender as part of its overall annual evaluation of director nominees for election or re-election as well as candidates for management positions.

In addition, in searches for new directors or officers, the Corporate Governance and Nominating Committee will consider the level of female representation and diversity on the Board and in management and this will be one of several factors used in its search process. This will be achieved through continuously monitoring the level of female representation on the Board and in management positions and, where appropriate, recruiting qualified female candidates as part of the Company’s overall recruitment and selection process to fill Board or management positions, as the need arises, through vacancies, growth or otherwise.

The Board has not adopted targets regarding the representation of females, visible minorities, indigenous peoples, or people with disabilities on the Board and in executive officer positions due to the small size of the Company and the need to consider a balance of criteria in each individual appointment. It is important that each appointment to the Board or in executive officer positions be made, and be perceived as being made, on the merits of the individual and the needs of the Company at the relevant time. In addition, targets based on specific criteria such as gender or race could limit the Board’s ability to ensure that the overall composition of the Board or management of the Company meets the needs of the Company. Currently two (25%) of the executive officers or directors of the Company is female, visible minority, indigenous person or a person with a disability. The Corporate Governance and Nominating Committee does not currently expressly consider visible minorities, indigenous peoples and people with disabilities in nominating directors and appointing members of management.

Board of Directors Diversity Matrix as of May 1, 2023

Country of Principal Executive Offices	Canada
Foreign Private Issuer	No
Disclosure Prohibited Under Home Country Law	No
Total Number of Directors	7

Part I: Gender Identity

	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	1	6	0	0

Part II: Demographic Background

Demographic Background	Number of Directors
Underrepresented Individual in Home Country Jurisdiction	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

Director Term Limits and Other Mechanisms of Board Renewal

The Board has not adopted term limits for directors or other mechanisms of board renewal at this time as it believes that the imposition of director term limits or other mechanisms of board renewal on a board implicitly discounts the value of experience and continuity amongst the board members and runs the risk of excluding experienced and potentially valuable board members as a result of arbitrary determination.

Orientation and Continuing Education

Orientation materials relating to the Company’s business and affairs are provided to new directors regarding the role of the Board and its committees including materials with respect to the Board Mandate and the mandate of each committee of the Board. Education of the directors is continuing so that they maintain and enhance their understanding of their responsibilities and the Company’s business. Historically, on an annual basis, the directors meet at one of the Company’s facilities, receive a tour of such facility and are provided an opportunity to ask questions.

Assessments

It is the Board’s mandate, in conjunction with the Corporate Governance and Nominating Committee, to assess the participation, contributions and effectiveness of the Chair and the individual members of the Board on an annual basis. The Board also monitors the effectiveness of the Board and its committees and the actions of the Board as viewed by the individual directors and senior management.

The Board has developed a formal questionnaire to be completed by each director on an annual basis for the purpose of formally assessing the effectiveness of the Board as a whole, committees of the Board, and the contribution of individual directors. These questionnaires, and the issues arising therefrom, are intended to be reviewed and assessed by the Chairperson on an annual basis or more frequently from time to time as the need arises. The Chairperson takes appropriate action as required based on the results obtained.

Meeting Attendance

As stated in the Board Mandate, all directors are expected to attend each meeting in person, by phone or by video conference depending on the format of the meeting, to the extent practicable. The Board of Directors held twelve meetings during 2022. All of our directors in 2022 attended all of the meetings of the Board of Directors and all committees on which they served during 2022. All of our 2022 directors attended last year’s annual meeting of Shareholders.

The following table illustrates the attendance record of each director for all Board meetings held for the year ended December 31, 2022.

Director	Meetings Attended
Michael A. DeGiglio	12 of 12
John P. Henry	12 of 12
David Holewinski	12 of 12
John R. McLernon	12 of 12
Stephen C. Ruffini	12 of 12
Christopher C. Woodward	12 of 12

Executive Sessions

The independent directors meet regularly without the presence of non-independent directors and members of management. During the year ended December 31, 2022, independent directors met seven times without the presence of management non-independent directors.

Ethical Business Conduct

We have adopted a code of ethics for directors, officers (including our principal executive officer, principal financial officer and principal accounting officer) and employees, known as the Code of Ethics and Whistleblowing Policy (the “Code”). The Code is available on our website at http://www.villagefarms.com under the Governance section of our Investors page. We will promptly disclose on our website (i) the nature of any amendment to the policy that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and (ii) the nature of any waiver, including an implicit waiver, from a provision of the policy that is granted to one of these specified individuals that is required to be disclosed pursuant to SEC rules and regulations, the name of such person who is granted the waiver and the date of the waiver.

The Audit and Risk Committee regularly monitors compliance with the Code through communications with management and reports through the Disclosure and Insider Trading Policy (as described below) and ensures that management of the Company encourages and promotes a culture of ethical business conduct. A copy of the Code may be found on SEDAR at www.sedar.com and on our website at www.villagefarms.com.

The Company has developed the Disclosure and Insider Trading Policy to provide guidelines on employee trading in the Company’s securities. The Code covers “whistle blowing” and provides an anonymous means for employees and officers to report violations of the Code or any other corporate policies.

The Board has not granted any waiver of the Code in favor of a director or officer of the Company. No material change reports or current reports on Form 8-K have been filed since the beginning of the Company’s most recently completed fiscal year that pertain to any conduct of a director or executive officer that constitutes a departure from the Code.

Conflicts of Interest and Related Party Transactions

The Corporate Governance and Nominating Committee monitors the disclosure of conflicts of interest by directors and ensures that no director will vote or participate in a discussion on a matter in respect of which such director has a material interest. The Company's procedures and responsibilities in reviewing and approving related party transactions are in writing in the Corporate Governance and Nominating Committee Charter.

Shareholder Communications with the Board

Historically, the Company has not provided a formal process related to Shareholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of Shareholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to Shareholders in a timely manner. The Company believes its responsiveness to Shareholder communications to the Board has been effective.

Board Committees

The Company has a standing Audit and Risk Committee, a Compensation Committee and a Corporate Governance and Nominating Committee, each of which are composed entirely of independent directors.

Audit and Risk Committee

On April 27, 2023, we reconstituted our former Audit Committee as an “Audit and Risk Committee” to add further responsibilities relating to risk management.

Membership. The current members of the Audit and Risk Committee are John Henry, David Holewinski and Christopher Woodward. Mr. Henry is the Chair of the Audit and Risk Committee. The Board has determined that all members of the Committee qualify as “audit and risk committee financial experts” within the meaning of applicable securities laws and stock exchange listing rules. A current copy of the Audit and Risk Committee Charter is available on the Company’s website at www.villagefarms.com.

In addition, each current member of the Audit and Risk Committee qualifies as “independent” for purposes of membership on audit committees under the listing standards of Nasdaq, the rules and regulations of the SEC and NI 52-110.

Meetings. The former Audit Committee (now known as the Audit and Risk Committee) met four times during the period from January 1, 2022 until December 31, 2022.

Committee Mandate. Among its responsibilities, the Audit and Risk Committee:

•
serves as an independent and objective party to monitor the integrity of our financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance, including the review of our consolidated financial statements, MD&A and annual and interim results;
•
identifies and monitors the management of the principal risks that could impact our financial reporting;
•
monitors the independence and performance of our independent auditors, including the pre-approval of all audit fees and all permitted non-audit services in accordance with federal securities laws and the rules and regulations of the SEC;
•
monitors and assesses strategic risk exposure, including determining that the nature and level of risk appropriate for the Company (added to the Audit and Risk Committee charter in connection with the 2023 committee changes described above);
•
considers the Company's major financial risk exposures and recommends mitigation steps to the Board (added to the Audit and Risk Committee charter in connection with the 2023 committee changes described above);

•
provides an avenue of communication among the independent auditors, management, and the Board; and
•
encourages continuous improvement of, and foster adherence to, our policies, procedures and practices at all levels.

Compensation Committee

On April 27, 2023, we split our former Compensation and Corporate Governance Committee into separate “Compensation” and “Corporate Governance and Nominating” committees in order to more specifically outline the former Compensation and Corporate Governance Committee’s responsibilities.

Membership. The Compensation Committee is currently comprised of Board members John Henry, David Holewinski and Christopher C. Woodward. Mr. Woodward is the Chair of the Compensation Committee. Each current member of the Compensation Committee qualifies as “independent” for purposes of membership on compensation committees under the listing standards of Nasdaq, the rules and regulations of the SEC and NI 52-110, and as a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act. The Compensation Committee can use consultants to help determine amount or forms of executive compensation but cannot fully delegate its authority to any consultant or non-member of the Compensation Committee. Furthermore, no executive officers have a role in determining amounts or forms of executive director compensation. A current copy of the Compensation Committee Charter is available on the Company’s website at www.villagefarms.com.

Meetings. The former Compensation and Corporate Governance Committee met five times during the period from January 1, 2022 until December 31, 2022.

Committee Mandate. Among its responsibilities, the Compensation Committee:

•
reviews and makes recommendations to the Board regarding the corporate goals and objectives, performance and compensation of the Chief Executive Officer and Chief Financial Officer on an annual basis;
•
evaluates the performance of the Chief Executive Officer;
•
makes recommendations to the Board with respect to the compensation policies for the non-employee directors;
•
makes recommendations regarding annual bonus policies for employees, the incentive-compensation plans and equity-based plans for the Company; and
•
reviews executive compensation disclosure before the Company publicly discloses this information.

Further information pertaining the compensation of directors and officers and the role and policies of the Compensation Committee can be found in this Proxy Statement under the heading “Executive Compensation”.

Corporate Governance and Nominating Committee

On April 27, 2023, we split our former Compensation and Corporate Governance Committee into separate “Compensation” and “Corporate Governance and Nominating” committees.

Membership. The Corporate Governance and Nominating Committee is currently comprised of Board members Christopher C. Woodward, Kathleen M. Mahoney and John R. McLernon. Mr. Woodward is the Chair of the Corporate Governance and Nominating Committee. Each current member of the Corporate Governance and Nominating Committee qualifies as “independent” under the listing standards of Nasdaq, the rules and regulations of the SEC and NI 52-110, and as a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act. A current copy of the Corporate Governance and Nominating Committee Charter is available on the Company’s website at www.villagefarms.com.

Committee Mandate. Among its responsibilities, the Corporate Governance and Nominating Committee:

•
develops, recommends to the Board, implements and monitors policies and processes related to the Company’s corporate governance guidelines;
•
review and provide in advance all material proposed related party transactions and potential conflict of interests that are not dealt with by a "special committee";
•
identifies candidates for membership on the Board; and
•
assists in educating directors and assessing their performance on an ongoing basis.

Executive Officers

Name	Position	Experience
Michael A. DeGiglio Age: 68	President and Chief Executive Officer	Mr. DeGiglio is also a Board member. Please refer to ITEM NO 1 - ELECTION OF DIRECTORS above.
Stephen C. Ruffini Age: 64	Executive Vice President and Chief Financial Officer	Mr. Ruffini is also a Board member. Please refer to ITEM NO 1 - ELECTION OF DIRECTORS above.
Ann Gillin Lefever Age: 59	Executive Vice President, Corporate Affairs

Ms. Gillin Lefever has been Executive Vice President, Corporate Affairs since February 2022. Prior to joining the Company, Ms. Gillin Lefever was an independent consultant who advised several organizations, including Village Farms, on governance and financial strategies. Her professional experience includes roles in the Equities Division management teams of Barclays Capital and Lehman Brothers, where she was Head of the Institutional Sales Team for four years. She also developed a business model, Desk-Based Analytics, that created synergies between equity traders and institutional clients and led to increased market share and profitability through innovative content. As a Senior Equity Research analyst covering Consumer Products at both Lehman Brothers and Sanford Bernstein, Ms. Gillin Lefever won many awards for ground-breaking coverage. She holds a Bachelor of Science Degree in Finance from Georgetown University and an MBA from The Wharton School. Currently, she sits on Georgetown University McDonough School's Board of Advisors as a member of its Executive Committee.

ITEM NO. 2— APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS ON AN ADVISORY, NON-BINDING BASIS

Section 14A of the Exchange Act requires that we provide the Shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of the Named Executive Officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.

Our compensation program is designed to provide our NEOs with meaningful incentives and rewards, while effectively balancing the short-term and long-term interests of the Shareholders with our ability to attract and retain talented executives. To achieve these objectives, we offer our NEOs a compensation package that consists of three key elements: (i) base salary, (ii) short-term compensation incentives to reward corporate and personal performance through potential annual cash bonuses; and (iii) long-term compensation incentives related to long-term increase in Share value through participation in our equity compensation plan.

As an advisory vote, the vote on this proposal is not binding upon the Company. However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by the Shareholders in their vote on this proposal, and therefore will take such vote into consideration when evaluating the Company’s compensation programs and practices applicable to the NEOs.

Board Recommendation

The Board unanimously recommends a vote FOR the approval of the compensation of the Named Executive Officers as disclosed in this Proxy Statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion beginning with the section titled “Executive Compensation.”

ITEM NO. 3—APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, on the Audit and Risk Committee’s advice, recommends the re-appointment of PricewaterhouseCoopers LLP (“PwC”), as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023. PwC will hold this office until the next annual Shareholders’ meeting or until a successor is named.

Representatives of PwC will be available at the Meeting to respond to appropriate questions. They will also have an opportunity to make a statement if they wish to do so.

Board Recommendation

The Board unanimously recommends a vote FOR the re-appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company to hold office until the next annual meeting of Shareholders.

Audit, Audit-Related, Tax and Other Fees

The table below presents fees for professional services rendered by PwC for the fiscal years ended December 31, 2022 and 2021, respectively.

	Aggregate Amount Billed
	2022	2021
Audit Fees(1)	$1,665,487	$1,223,312
Audit Related Fees(2)	59,957	16,554
Total	$1,725,444	$1,142,888

(1)
Audit fees include fees for professional services provided by PwC in connection with the audit of our consolidated financial statements, review of our quarterly financial statements, and related services such as audit of the tax provision.
(2)
Audit-related fees include fees billed for assurance and related services reasonably related to the performance of the audit and other U.S. securities rules and regulations, including work in connection with registration statements, and prospectus offerings, including consents and comfort letters.

Pre-Approval Policies and Procedures

Our Audit and Risk Committee generally pre-approves all audit and permitted non-audit and tax services provided by independent registered public accounting firms. Pre-approval is detailed as to the particular service and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit and Risk Committee regarding the extent of services performed to date. All of the services relating to the fees described in the table were pre-approved by the Audit and Risk Committee.

Audit and Risk Committee Report

This report is furnished by the Audit and Risk Committee of the Board with respect to our financial statements for the year ended December 31, 2022.

One of the purposes of the Audit and Risk Committee is to oversee our accounting and financial reporting processes and the audit of our annual financial statements. Our management is responsible for the preparation and presentation of complete and accurate financial statements. Our independent registered public accounting firm, PricewaterhouseCoopers LLP, is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report on their audit.

In performing its oversight role, the Audit and Risk Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2022 with our management. Management represented to the Audit and Risk Committee that our financial statements were prepared in accordance with generally accepted accounting principles. The Audit and Risk Committee has discussed with PricewaterhouseCoopers LLP, our independent registered public accounting firm, the matters required to be discussed under applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit and Risk Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding communications with audit committees concerning independence. The Audit and Risk Committee has discussed with PricewaterhouseCoopers LLP its independence and concluded that the independent registered public accounting firm is independent from the Company and our management.

Based on the review and discussions of the Audit and Risk Committee described above, the Audit and Risk Committee recommended to the Board that our audited financial statements for the year ended December 31, 2022 be included in our Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the Securities and Exchange Commission.

Audit and Risk Committee

John P. Henry, Chair

David Holewinski

Christopher C. Woodward

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) provides an overview of the Company’s executive compensation program, together with a description of the material factors underlying the decisions which resulted in the compensation provided for 2022 to our NEOs, as presented in the tables following this CD&A.

Named Executive Officers

Our executive leadership team comprises accomplished industry and financial professionals who are dedicated to building a vertically integrated agriculturally based company. The team includes our Chief Executive Officer, Mr. Michael A. DeGiglio, our Executive Vice President and Chief Financial Officer, Mr. Stephen C. Ruffini, whose biographies are listed above as directors, as well as our Executive Vice President, Corporate Affairs, Ann Gillin Lefever, President and Chief Executive Officer - Pure Sunfarms, Mr. Mandesh Dosanjh, our Executive Vice President, Sales and Marketing, Village Farms Fresh, Eric Janke (retired December 15, 2022), and our Senior Vice President, Sales, Village Farms Fresh Mr. Bret Wiley. These executives were our NEOs in respect of our 2022 fiscal year.

Employment Agreements

Mr. DeGiglio’s current employment agreement became effective July 13, 2020 for a term of three years, and it expires on July 12, 2023. Under the terms of the employment agreement, Mr. DeGiglio’s employment term will be automatically extended for successive one-year periods, unless the Company provides 90-day advance notice of non-renewal of then-current term, which will be treated as termination without cause. Under the employment agreement, Mr. DeGiglio is entitled to receive a base salary of $661,250. Effective on January 1, 2021, Mr. DeGiglio’s base salary increased to $707,538 (with subsequent annual reviews for increases but not decreases as the Compensation Committee determines) and he will be eligible to earn annual short term and long-term incentive plans (bonuses) each up to 100% of Mr. DeGiglio’s then-current base salary based on performance goals determined by the Compensation Committee. Mr. DeGiglio also receives a monthly auto allowance of $2,000. Additionally, Mr. DeGiglio is entitled to six weeks of vacation. He is also entitled to participate in the Equity Plan (as defined below), which provides for grants of Options and other awards, as well as participation in our 401(k) Plan (as defined below) and 409A Plan (as defined below) and other welfare benefit plans including health and dental benefit plans.

Pursuant to Mr. DeGiglio’s employment agreement, Mr. DeGiglio is entitled to receive severance benefits in the following manner. If Mr. DeGiglio were to die or become disabled during the term of his employment agreement, he would be entitled to receive his then-current base salary and benefits for the greater of the remaining term of the agreement or 12-months. Mr. DeGiglio is also entitled to a lump sum payment of 36 months of his then-current base salary and a pro-rata short-term bonus amount payable within thirty days of his last date of employment, if terminated without cause or if Mr. DeGiglio resigns for Good Reason (as defined below), as well as continued participation in any welfare benefit plans for an 18-month post-termination period. Under the employment agreement, the Company can terminate Mr. DeGiglio for cause with no severance payments.

Mr. DeGiglio may terminate his employment agreement with or without Good Reason by providing the Board with a 30-day notice. “Good Reason” under the agreement means (i) a change materially adverse to Mr. DeGiglio’s position, authorities, functions, powers, responsibilities, or duties continuing for more than ten days after notice is provided by Mr. DeGiglio, (ii) a breach of the employment agreement by the Company, (iii) a change in location which is more than a 35-mile commute from Mr. DeGiglio’s current commute, or (iv) a change in control of the Company.

Mr. Ruffini’s employment agreement became effective April 1, 2020 and expires on June 30, 2023. Under the terms of the employment agreement, Mr. Ruffini's employment term will be automatically extended for successive one-year periods, unless the Company provides 90-day advance notice of non-renewal of then-current term, which will be treated as termination without cause. The employment agreement entitles Mr. Ruffini to receive a base salary of $400,000. Effective on May 1, 2021, Mr. Ruffini’s base salary increased to $440,000 (subject to further increases but not decreases as the Board shall determine) and he became eligible to earn an annual bonus opportunity of up to 50% of Mr. Ruffini’s then-current base salary based on quantitative and qualitative performance goals determined by the Chief Executive Officer and/or the Compensation Committee. Pursuant to his employment agreement, Mr. Ruffini also received an Option grant on June 1, 2020 to acquire up to 200,000 Shares, with a three-year vesting schedule. Additionally, Mr. Ruffini is entitled to four weeks of vacation. He is entitled to participate in the Equity Plan, which provides for grants of Options and other awards, as well as in our 401(k) Plan and 409A Plan and other welfare benefit plans including health and dental benefit plans.

Pursuant to Mr. Ruffini’s employment agreement, Mr. Ruffini is entitled to receive severance benefits in the following manner. If Mr. Ruffini were to die or become disabled during the term of his employment agreement, he is entitled to receive his then-current base salary and benefits for the greater of the remaining term of the agreement or 12-months. Mr. Ruffini is also entitled to a lump sum payment of 18 months of his then-current base salary and a pro-rata bonus amount payable within thirty days of his last date of employment, if terminated without cause or if Mr. Ruffini resigns for Good Reason, as well continued participation in any welfare benefit plans for an 18-month post-termination period. The Company may terminate Mr. Ruffini for cause with no severance payments.

Mr. Ruffini may also terminate his employment agreement with or without Good Reason by providing the Chief Executive Officer and Chairman of the Board with a 30-day notice. “Good Reason” under the agreement means (i) a change materially adverse to Mr. Ruffini’s position, authorities, functions, powers, responsibilities, or duties continuing for more than ten days after notice is provided by Mr. Ruffini, (ii) a breach of the employment agreement by the Company, (iii) a change in location of the Company’s Lake Mary, Florida office that causes Mr. Ruffini an additional 15-mile commute, or (iv) a change in control of the Company.

Ms. Gillin Lefever's employment agreement as Executive Vice President, Corporate Affairs became effective February 7, 2022 with an initial term of two years. Under the terms of the employment agreement, Ms. Gillin Lefever's employment term will be automatically renewed unless either Ms. Gillin Lefever or the Company gives the other notice of termination not less than sixty days prior to the expiration of the employment agreement. The employment agreement entitles Ms. Gillin Lefever to receive a base salary of $300,000 and she is eligible to earn an annual bonus opportunity of up to 50% of Ms. Gillin Lefever’s then-current base salary based on quantitative and qualitative performance goals determined by the Chief Executive Officer and/or the Compensation Committee. Pursuant to her employment agreement, Ms. Gillin Lefever also received an Option grant on February 7, 2022 to acquire up to 100,000 Shares, with a three-year vesting schedule. Additionally, Ms. Gillin Lefever is entitled to four weeks of vacation. She is entitled to participate in the Equity Plan, which provides for grants of Options and other awards, as well as in our 401(k) Plan and 409A Plan and other welfare benefit plans including health and dental benefit plans.

Pursuant to Ms. Gillin Lefever's employment agreement, if she is terminated without cause or if Ms. Gillin Lefever resigns for Good Reason, Ms. Gillin Lefever is entitled to receive her base salary plus a pro-rata portion of the STIP Bonus, and any share-based compensation plan she is eligible for at the rate in effect immediately prior to the effective date of the termination, for a period of six (6) months. The Company may terminate Mr. Gillin Lefever for cause with no severance payments.

Mr. Dosanjh’s employment agreement as President and CEO of Pure Sunfarms was effective November 5, 2020. For purposes of his employment and participation in the Company’s health and welfare benefit plans and pension plans, the Company recognizes Mr. Dosanjh’s effective start date with Pure Sunfarms on October 1, 2018. The employment agreement entitles Mr. Dosanjh to receive an increase in his base salary, which was effective on January 1, 2021, to C$400,000 and an opportunity to earn a short-term incentive plan (bonus) of up to 80% of Mr. Dosanjh’s then-current base salary. Additionally, as part of his employment agreement, Mr. Dosanjh received a grant of performance-based restricted share units pursuant to the Equity Plan with vesting tied to the achievement of certain performance standards. Additionally, he is entitled to receive five weeks of vacation, participate in the Equity Plan, which provides for grants of Options and other awards, as well as in our Registered Retirement Savings Plan and other welfare benefit plans including health and dental plan benefits.

Pursuant to Mr. Dosanjh’s employment agreement, Mr. Dosanjh is entitled to receive severance benefits in the following manner. Mr. Dosanjh is entitled to payments equal to 18 months of his then-current base salary payable in equal installments over a one-year period, if terminated without cause. Mr. Dosanjh, as a result of termination without cause, is also entitled to a prorated bonus for the portion of the calendar year he was employed. The Company may terminate Mr. Dosanjh for cause with no severance payments and Mr. Dosanjh may terminate his employment with the Company by providing the Chief Executive Officer with 90-days’ notice.

In the event of a change of control of the Company, Mr. Dosanjh is entitled to a lump sum payment equal to 24-months of his then-current base salary, if the Company terminates his employment within 180 days of the change in control event and he would forfeit any entitlement to an annual or prorated bonus for any portion of the calendar year he was employed.

Mr. Wiley’s employment agreement became effective March 1, 2022 for an initial term of one year, and is automatically renewed for successive terms of one (1) year unless either Mr. Wiley or the Company gives the other notice of termination not less than ninety (90) days prior to any renewal thereof. If a new employment agreement is not entered into, Mr. Wiley shall be offered a lump sum amount equivalent to six (6) months’ salary in exchange for a non-compete agreement. Under the terms of Mr. Wiley's employment agreement, he is entitled to receive 12 months of his then current salary.

The employment agreement entitles Mr. Wiley to receive a base salary at a rate of $290,000 on an annualized basis, subject to such increases as the CEO shall determine as well as an opportunity to earn a short-term incentive plan (bonus) of up to 30% of Mr. Wiley’s then base salary. Additionally, Mr. Wiley is entitled to participate in the Equity Plan (as defined below), which provides for stock options and stock grants, as well as participation in our 401(k) Plan and Section 409A deferral plan as well as other welfare benefit plans including health and dental.

The Compensation Committee’s mandate is to review and advise the Board on the recruitment, appointment, performance, compensation, benefits and termination of the Chairperson, Independent Board Directors, Chief Executive Officer and other executive officers. The Compensation Committee also administers and reviews procedures and policies with respect to the Company’s Equity Plan, as well as awards pursuant to the Equity Plan, as well as employment agreements with senior executives, and reviews executive compensation disclosure where it is publicly disclosed.

Objectives of our Executive Compensation Program

The Company’s executive compensation program is designed to:

•
attract and retain qualified, motivated and achievement-oriented individuals by offering compensation that is competitive in the industry and marketplace;
•
align the executives’ interests with the interests of Shareholders; and
•
ensure that individuals continue to be compensated in accordance with their personal performance and responsibilities and their contribution to the overall objectives of the Company.

These objectives are achieved by offering executives a compensation package that is competitive and rewards the achievement of both short-term and long-term objectives of the Company. As such, our executive compensation package consists of three key elements:

•
base salary;

•
short-term compensation incentives to reward corporate and personal performance through potential annual cash bonuses; and
•
long-term compensation incentives related to long-term increase in Share value through participation in the Equity Plan.

In determining the different elements of compensation for the NEOs, the Compensation Committee does not adhere to a specific allocation between short-term and long-term compensation, or between cash and non-cash compensation. Rather, the Compensation Committee reviews each of these items on a stand-alone basis and also reviews compensation as a total package. Adjustments to compensation are made as appropriate following a review of the compensation package as a whole.

Independent Advice

In 2022, the Compensation Committee retained Global Governance Advisors LLC (“Global Governance Advisors”) to provide independent advice to the Compensation Committee. Global Governance Advisors was retained to assist in developing the Company’s compensation philosophy and identifying a peer group of companies as well as perform an assessment of the competitiveness of the Company’s executive compensation process. Global Governance Advisors did not provide any services to the Compensation Committee in 2020 or 2021. The Compensation Committee has sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of executive officer compensation. The Compensation Committee has sole authority to approve such consultant’s fees and retention terms and to obtain advice and assistance from internal or external legal, accounting or other advisors.

The Compensation Committee conducted an independence assessment for Global Governance Advisors in accordance with the Committee’s charter and Nasdaq listing standards, considering factors included in the listing standards. The Compensation Committee determined, based on an analysis of these factors, that the work of Global Governance Advisors as the independent compensation consultant does not create any conflict of interest.

Peer Group

In 2022, the Company, with advice from Global Governance Advisors, its independent compensation consultant, reviewed the compensation of its executive officers against the compensation of executive officers at companies in its comparator group ("Peer Group"). The Peer Group takes into account direct competitors for talent, especially for industry specific roles. The Peer Group is comprised of 18 publicly traded U.S. and Canadian cannabis, pharmaceutical and agricultural product companies which, as of 2022, ranged in size from approximately .5x to 16x the market capitalization of the Company. The companies comprising the Peer Group are as follows:

Peer Group Companies
Alico	AppHarvest Inc.
Aurora Cannabis	Canopy Growth Corporation
Charlotte’s Web Holdings	Cresco Labs Inc.
Cronos Group Inc.	Green Thumb Industries
Kalera PLC	Limoneria Company
MGP Ingredients Inc.	OrganiGram Holdings Inc.
SNDL Inc.	Tilray
Trulieve Cannabis Corp.	Turning Point Brands Inc
Universal Corp.	Valens Company Inc.

Pay Positioning

Historically, the Company targeted total cash compensation (salary and short-term incentive) somewhat above the 50th percentile of its comparator group and provided long-term incentive opportunities in the 50th to 75th percentile of its comparator group. The Compensation Committee believes that this aligns executive compensation with the long-term interests of Shareholders and with the Company’s strategy. In 2022, Global Governance Advisors provided detailed information to the Compensation Committee relating to compensation values, pay mix and incentive vehicles at the Peer Group companies. Based on this information and also taking into account experience in the role, scope of the role, performance and retention risk, the Compensation Committee set compensation for the executives for 2023 that is aligned with the target pay positioning set out above. However, compensation for the executives for 2022, 2021 and 2020 was not compared to any comparator group by the Compensation Committee; rather, the Compensation Committee drew on their collective knowledge of the agricultural product industry and industry trends in setting the compensation for the executives (including the NEOs) for those years.

Base Salary

In establishing base salaries, the objective of the Compensation Committee is to establish levels that will enable Village Farms to attract and retain executive officers that can effectively contribute to the long-term success of the Company. Base salary for each executive officer is determined by the individual’s skills, abilities, experience, past performance and anticipated future contribution to the success of Village Farms. The members of the Compensation Committee use their knowledge of the industry and of industry trends as well as independent third-party consultants from time to time to assist with the determination of an appropriate base salary rate for each executive officer. The Compensation Committee periodically reviews base salaries for the NEOs. In 2022, none of our NEO’s received an increase in their base salary.

Short-Term Compensation Incentives

Short-term compensation incentives motivate our executive officers to achieve specified performance objectives and to reward them for their achievement in the event that those objectives are met. The annual cash incentive for the executive officers is based, at least in part, on the level of achievement of these annual objectives, assuming these objectives are still relevant at the time of evaluation.

All corporate and executive officer objectives and short-term incentives are reviewed by the Compensation Committee and approved by the Board. For 2022, consistent with prior years, the NEOs were eligible to earn a bonus based on the quantitative objective of exceeding our operating budget for 2022.

Each NEO’s employment agreement specifies the maximum bonus opportunity, expressed as a percentage of such NEO’s annual base salary, as described above in the section titled “Employment Agreements”.

During the year ended December 31, 2022, the Compensation Committee determined that Mr. Ruffini and Mr. Dosanjh earned annual cash incentives in an amount equal to $50,000 and $85,258, respectively. The other NEOs did not earn any bonus for 2022.

Long-Term Incentive Plans

The Company adopted an equity compensation plan (the “Equity Plan”), effective December 31, 2009, in order to attract and retain directors, officers, employees and service providers to the Company and to motivate them to advance the interests of the Company by affording them with the opportunity to acquire an equity interest in the Company. The Equity Plan is a “rolling” type of security-based compensation plan and consequently, the plan must be approved by Shareholders every three years. The Equity Plan was most recently approved by Shareholders on June 10, 2021. Under the Equity Plan, the Company is authorized to award share options (“Options”), stock appreciation rights, deferred share units, performance-based restricted share units (“PSUs”), restricted stock and other share-based awards (“Share-Based Awards”), which may be settled in Shares issued from the treasury or in cash. To date, only Options and PSUs have been awarded under the Equity Plan.

Long-term incentive compensation for directors, officers, employees and consultants is reviewed annually and may be accomplished through the grant of Options and/or Share-Based Awards under our Equity Plan.

Equity based compensation is two-fold: at the Compensation Committee’s discretion, Options are granted to NEOs with a 3-year vesting schedule (33% per year) and PSUs are awarded to the NEOs based on specific short-term or longer-term achievement of certain strategic objectives.

The number of Options and PSUs granted for certain executives of the Company, including the Named Executive Officers, for the year ended December 31, 2022 (as set forth in the table titled “Grants of Plan-Based Awards”, which follows this CD&A) was based on achievement of both corporate and executive officer objectives. The Compensation Committee also determined that such Options and PSUs were appropriate to ensure that the NEOs are adequately incentivized and that their long-term interests are aligned with those of Shareholders. The Compensation Committee further took into account previous grants of Options and other awards when considering new grants in 2022.

Equity Compensation Plan Information

The following table sets forth certain details as at the end of the year ended December 31, 2022 with respect to compensation plans pursuant to which equity securities of the Company are authorized for issuance.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (1)	(b) Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (2)	(c) Number of Securities Remaining Available for Future Issuance Under the Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Shareholders	4,119,418	US$5.78	5,069,475
Equity Compensation Plans Not Approved by Shareholders	—	—	—
Total	4,119,418		5,069,475

(1)
Includes Share-based Awards that are redeemable for no consideration.
(2)
Excluding Share-based Awards, the weighted average exercise price reported in this column would be US$5.76.

Retirement Benefits

The Company sponsors a retirement savings plan that is qualified under section 401(k) of the United States Internal Revenue Code (the “401(k) Plan”) and provides that participating employees are eligible to make contributions up to the prescribed limit, which was $20,500 for 2022. For the calendar year ended December 31, 2022, the Company matched 100% of a participant’s first 1% contribution and 50% on each participant’s contributions of 2% to 6%, with a two-year vesting period on the Company’s matching contributions.

The Company also sponsors a nonqualified deferred compensation plan for its Named Executive Officers and other executives under section 409A of the United States Internal Revenue Code (the “409A Plan”) and provides that participating employees are eligible to defer up to 80% of their salaries and annual cash bonuses on an annual basis. The Company may match up to 25% of the first 4% of employee salary deferrals. Since the summer of 2012, the Company suspended the Company match on the nonqualified deferred compensation plan.

Other Benefits

In certain cases, the Compensation Committee may recommend inclusion of automobile allowances, fitness allowances and the payment of certain professional dues as a component of a competitive remuneration package for executives.

Hedge or Offset Instruments

Named Executive Officers and directors are not permitted to purchase financial instruments that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by Named Executive Officers or directors, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds.

Summary Compensation Table

The following table details the compensation information for the fiscal years ended December 31, 2022, 2021 and 2020 of the Company for each of our NEOs, as determined pursuant to the SEC’s disclosure requirements for executive compensation in Item 402 of Regulation S-K. All amounts presented are as recorded in U.S. dollars.

Name and Principal Position	Year	Salary		Bonus	Stock Awards (1)	Option Awards		All Other Compensation		Total Compensation
Michael A. DeGiglio, Chief Executive Officer	2022	$707,538		$—	$—	$—		$39,878	(3)	$747,416
	2021	$707,538		$—	$—	$—		$25,443	(3)	$732,981
	2020	$661,250		$—	$2,530,000	$903,000	(2)	$25,642	(3)	$4,119,892
Stephen C. Ruffini, Executive Vice President and Chief	2022	$440,000		$50,000	$—	$—		$15,250	(5)	$505,250
Financial Officer	2021	$440,000		$—	$311,500	$425,855	(4)	$4,306	(5)	$1,181,661
	2020	$402,500		$—	$1,395,000	$694,000	(4)	$3,857	(5)	$2,495,357
Ann Gillin Lefever, Executive Vice President, Corporate Affairs	2022	$278,578		$—	$—	$395,000	(6)	$4,000	(7)	$677,578
Mandesh Dosanjh, President and CEO - Pure Sunfarms	2022	$394,928	(8)	$85,258	$—	$—		$—		$480,186
	2021	$320,019	(8)	$88,441	$413,500	$1,233,131	(9)	$—		$2,055,091
	2020	$270,963	(8)	$65,581	$1,305,480	$—		$—		$1,642,024
Eric Janke, Executive Vice President, Sales and Marketing, Village Farms Fresh	2022	$343,101		$—	$—	$—		$7,259	(10)	$350,360
Bret Wiley, Senior Vice President, Sales, Village Farms Fresh	2022	$290,000		$—	$—	$—		$10,150	(11)	$300,150

(1)
The amounts listed in this column represent the grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”) of the PSUs granted to Named Executive Officers in 2022, 2021 and 2020, some of which have vested based on performance events involving our cannabis subsidiary and have been settled in Shares and some of which are still unvested and will only vest if certain performance events are achieved. The grant date fair value is calculated based on the number of PSUs granted multiplied by the price of the Shares on the date of grant, converted into United States dollars based on the Bank of Canada closing exchange rate on the grant date.
(2)
Mr. DeGiglio received a grant of 300,000 Options in September 2020. The amounts listed in this column represent the grant date fair value of the Options as calculated using the Black-Scholes option pricing model resulting in a value of US$3.01, for 2020, per Option.
(3)
Mr. DeGiglio received a $24,000 auto allowance during 2022, 2021 and 2020. He also received $15,878, $1,443 and $1,642 in employer 401(k) matches during 2022, 2021 and 2020 respectively.
(4)
Mr. Ruffini received a grant of 100,000 Options in December 2021, a grant of 200,000 Options in June 2020. The amounts listed in this column represent the grant date fair value of the Options as calculated using the Black-Scholes option pricing model resulting in a value of US$4.26, for 2021 and a value of US$3.47, for 2020, per Option.
(5)
Mr. Ruffini received $15,250, $4,306 and $3,857 in employer 401(k) matches during fiscal years 2022, 2021 and 2020, respectively.
(6)
Ms. Gillin Lefever received a grant of 100,000 Options in February 2022. The amount listed in this column represent the grant date fair value of the Options as calculated using the Black-Scholes option pricing model resulting in a value of US$3.95, per Option.
(7)
Ms. Gillin Lefever received $4,000 in employer 401(k) matches during fiscal year 2022.
(8)
Mr. Dosanjh became a reportable employee of the Company upon the completion of the acquisition of Pure Sunfarms Corp. on November 5, 2020. Mr. Dosanjh had a 2022 salary of C$513,594 and a bonus of C$110,876 in respect of 2021. His salary and bonus for 2020 were converted into U.S. dollars at the weighted average 2022 exchange rate of 0.768949 Canadian dollars to one U.S. dollar. Mr. Dosanjh had a 2021 salary of C$401,200 and earned a bonus of C$110,876 in respect of 2021. His salary and bonus for 2021 were converted into U.S. dollars at the weighted average 2021 exchange rate of 0.797654 Canadian dollars to one U.S. dollar. For the Summary Compensation Table his entire compensation for 2020 has been reported. Mr. Dosanjh had a full year 2020 salary of C$345,000 and earned a 2020 bonus of C$83,500, which have been converted into U.S. dollars at the weighted average 2020 exchange rate of 0.7853 Canadian dollars to one U.S. dollar.
(9)
Mr. Dosanjh received a grant of 200,000 Options in November 2021. The amount listed in this column represents the grant date fair value of the Options as calculated using the Black-Scholes option pricing model resulting in a value of US$6.17, per Option.
(10)
Mr. Janke received $7,259 in employer 401(k) matches during fiscal year 2022.
(11)
Mr. Wiley received $15,1500 in employer 401(k) matches during fiscal year 2022.

Grants of Plan-Based Awards

No equity awards or non-equity incentive plan awards were granted in or in respect of 2022.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price (1)	Option Expiration Date	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested (2)
Michael A. DeGiglio	100,000		—		$1.34	March 18, 2024	—		—
	100,000		—		$1.09	March 29, 2026	—		—
	100,000		—		$13.60	March 12, 2029	—		—
	200,000		100,000	(3)	$4.68	September 30, 2030	—		—
Stephen C. Ruffini	100,000	(4)	—		$0.83	March 14, 2023
	75,000		—		$1.34	March 18, 2024	—		—
	100,000		—		$13.60	March 12, 2029	—		—
	133,333		66,667	(5)	$5.29	May 29, 2030	—		—
	33,333		66,667	(6)	$6.23	December 2, 2031	—		—
Ann Gillin Lefever	33,334		66,666	(7)	$5.29	February 7, 2032	—		—
Mandesh Dosanjh	66,667		133,333	(8)	$8.31	November 18, 2031	10,000	(9)	13,400
Eric Janke	—		—		—	—	—		—
Bret Wiley	40,000		—		$1.20	July 1, 2026	—		—

(1)
The Option Exercise Price is in USD.
(2)
The amount reported in this column represents the product of the total number of PSUs that could be earned assuming maximum performance, multiplied by the closing stock price of the Shares on Nasdaq on December 30, 2022 of $1.34.
(3)
The Options were granted on September 30, 2020 and will vest over a three-year period, with one-third (1/3) of the issued Options vesting on each of the first three anniversaries of the date of the grant.
(4)
These Options were exercised on January 13, 2023.
(5)
The Options were issued on May 31, 2020 and will vest over a three-year period, with one-third (1/3) of the issued Options vesting on each of the first three anniversaries of the date of the grant.
(6)
The Options were issued on December 2, 2021 and will vest over a three-year period, with one-third (1/3) of the issued Options vesting on each of the first three anniversaries of the date of the grant.
(7)
The Options were issued on February 7, 2022 and will vest over a three-year period, with one-third (1/3) of the issued Options vesting on each of the first three anniversaries of the date of the grant.
(8)
The Options were issued on November 17, 2021 and will vest over a three-year period, with one-third (1/3) of the issued Options vesting on each of the first three anniversaries of the date of the grant.
(9)
Share-Based Awards vest based on achievement of certain performance targets or the passage of time.

Option Exercises and Stock Vested

	Option awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)(1)	Number of shares acquired on vesting (#)	Value realized on vesting ($)(2)
Michael A. DeGiglio	100,000	$439,000	—	N/A
Stephen C. Ruffini	50,000	$284,000	—	N/A
Ann Gillin Lefever	—	N/A	—	N/A
Mandesh Dosanjh	—	N/A	10,000 (3)	$13,400
Eric Janke	—	N/A	—	N/A
Bret Wiley	10,000	$86,200	—	N/A

(1)
This column represents, for each applicable NEO, the product of (x) the number of options exercised, multiplied by (y) the closing market price of the underlying Shares on the exercise date less the strike price.
(2)
This column represents, for each applicable NEO, the product of (x) the number of PSUs vested in 2022, multiplied by (y) the closing market price of the underlying Shares on the vesting date.
(3)
10,000 vested Shares earned in 2022 were deferred to 2023.

Nonqualified Deferred Compensation

Name	Executive contributions in last FY ($)	Registrant contributions in last FY ($)	Aggregate earnings in last FY ($)	Aggregate withdrawals/distributions ($)	Aggregate balance at last FYE ($) (1)
Michael A. DeGiglio	—	—	—	—	119,677
Stephen C. Ruffini	—	—	—	—	251,272
Ann Gillin Lefever	—	—	—	—	—
Mandesh Dosanjh	—	—	—	—	—
Eric Janke	—	—	—	—	—
Bret Wiley	—	—	—	—	—

(1)
The amounts in this column represent the balance in each of the NEOs’ 409A plan accounts at December 31, 2022.

Termination and Change of Control Benefits

The employment agreements for each of our Named Executive Officers provide for payments upon certain events of termination and change of control, as more fully described under “Executive Officers⸺Employment Agreements”, which section is incorporated by reference herein.

The following table outlines the incremental values that would have been paid to the Named Executive Officers if they had separated from the Company on December 31, 2022.

Name	Termination Without Cause or Resignation for Good Reason (not in connection with a Change in Control)	Termination Due to Change in Control	Termination Due to Death or Disability
Michael A. DeGiglio, Chief Executive Officer and President	3 x base salary = US$2,122,614 for non-renewal of Agreement, Termination without cause or Resignation for Good Reason and continuance of benefits for 18 months = US$6,264 (1).	3 x base salary = US$2,122,614 and continuance of benefits for 18 months = US$6,264(1)	Base salary and benefits for the greater of the end of current contract term (July 12, 2023) or 12 months.
Stephen C. Ruffini, Executive Vice President and Chief Financial Officer

1.5 x base salary = US$660,000 and pro-rata bonus=US$50,000 for non-renewal of Agreement, Termination without cause or Resignation for Good Reason and continuance of benefits for 18 months = US$6,897 (1).

		1.5 x base salary = US$660,000 and continuance of benefits for 18 months = US$6,897(1)	Base salary and benefits for the greater of the end of current contract term (June 30, 2023) or 12 months.
Ann Gillin Lefever, Executive Vice	6 months of base salary = US$150,000 for Termination without cause or Resignation for Good Reason.	N/A	N/A

President, Corporate Affairs)
Mandesh Dosanjh, President and Chief Executive Officer - Pure Sunfarms	18 months of base salary = US$462,753(2) and pro rata bonus=US$85,258 for Termination without cause or Resignation for Good Reason.	24 months of base salary = US$617,005(2)	N/A
Bret Wiley, Senior Vice President, Sales – Village Farms Fresh	6 months of base salary = US$145,000 for Termination without cause or Resignation for Good Reason.	N/A	N/A
(1)
Employee benefits are based on 2022 employee COBRA rates for health, dental and vision benefits at a Company contribution percentage of 65%.
(2)
Annual base salary of C$401,200 converted at a USD FX rate of 0.768949.

The provision of the severance benefits described in the table above is contingent upon the applicable NEO’s execution of a release of claims in favor of the Company and his compliance with certain restrictive covenants.

CEO Pay Ratio

Under SEC regulations, we are required to calculate and disclose the total annual compensation paid to our median employee, as well as the ratio of the total compensation paid to the median employee as compared to the total compensation paid to our CEO (the “CEO Pay Ratio”). For purposes of this CEO Pay Ratio disclosure, we have calculated the CEO compensation based on the compensation of Mr. DeGiglio, who served as CEO for year ended December 31, 2022.

Set forth below is a description of the methodology, including material assumptions, adjustments and estimates we used to identify the median employee for purposes of calculating the CEO Pay Ratio:

•
We identified our median employee from all full-time, part-time and temporary employees who were on our payroll records as of a determination date of December 31, 2022.
•
The Company’s CEO as of the December 31, 2022 determination date was Michael A. DeGiglio.
•
Compensation for non-U.S. employees was converted to U.S. dollar equivalents based on the applicable exchange rate.
•
In determining compensation for purposes of the median calculation, we used each employee’s taxable compensation for 2022 as reported on Form W-2 or the equivalent form in the applicable non-U.S. jurisdictions.
•
We then calculated the annual total compensation of the identified median employee in accordance with the requirements of the Summary Compensation Table.

We determined our median employee’s total compensation for fiscal year 2022, including any perquisites and other benefits, in the same manner that we determine the total compensation of our named executive officers for purposes of the Summary Compensation Table disclosed above. The elements included in Mr. DeGiglio’s total compensation as CEO are fully discussed in the Summary Compensation Table and accompanying footnotes in this Proxy Statement.

For the 12-month period ending December 31, 2022, the median of the total compensation of our employees (other than our CEO) was $42,832 and the total compensation of our CEO was $747,416. The ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees other than the CEO was 18:1. The foregoing pay ratio represents the Company’s estimate calculated in a manner consistent with the SEC rules and applicable guidance.

Compensation Committee Charter

The Compensation Committee of the Board of Directors is composed entirely of independent directors, and currently consists of Messrs. Woodward, Henry and Holewinski. Mr. Woodward currently serves as the chairman of the Compensation Committee. The Board of Directors has determined that Messrs. Woodward, Henry and Holewinski are each independent under the Nasdaq listing standards currently in effect. The Compensation Committee administers the Company’s executive and director compensation programs. The role of the Compensation Committee is to oversee the Company’s compensation and benefit plans and policies, to administer the Company’s equity plans (including reviewing and approving equity grants to officers and directors) and to review and approve annually all compensation decisions relating to directors and elected officers, including those for the Company’s Chief Executive Officer and the other executive officers named in the Summary Compensation Table. The Compensation Committee works with management to develop relationships between pay levels, financial performance and returns to Shareholders in order to align the Company’s compensation structure with the Company’s organizational objectives. The charter of the Compensation authorizes the Compensation Committee to confer with management to the extent it deems necessary or appropriate to fulfill its responsibilities.

The Compensation Committee discharges the responsibilities of the Board of Directors relating to the compensation of the Company’s executive officers and directors, including the NEOs. The Compensation Committee has overall responsibility for evaluating and approving executive officer and director compensation plans and policies. The specific responsibilities and functions of the Compensation Committee are delineated in the charter of the Compensation Committee.

Compensation Consultant

The Compensation Committee has the authority under its charter to engage the services of outside advisors, experts and others to assist the Compensation Committee. During 2022, the former Compensation and Corporate Governance Committee retained Global Governance Advisors, to assist in developing the compensation philosophy and identifying a peer group of companies as well as perform an assessment of the competitiveness of the Company’s executive compensation process. Details of the engagement can be found in CD&A, under “–Independent Advice” above. The former Compensation and Corporate Governance Committee did not engage a compensation consultant during the 2021 or 2020 fiscal years.

Role of Executive Officers

No other executive officers participate in determining or recommending the amount or form of executive compensation.

Compensation Committee Interlocks and Insider Participation

No current member of the Compensation Committee is or has been at any time one of the Company’s officers or employees. None of the Company’s executive officers currently serves, or has served during the last completed fiscal year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section of this Proxy Statement with management and based on the Compensation Committee’s review and discussion with management, the Compensation Committee recommended to the Company’s Board of Directors that the Compensation Discussion and Analysis section be included in this Proxy Statement.

Compensation Committee

Christopher C. Woodward, Chair

John P. Henry
David Holewinski

PAY VERSUS PERFORMANCE

Provided below is the Company’s “pay versus performance” (“PVP”) disclosure as required pursuant to Item 402(v) of Regulation S-K promulgated under the Exchange Act.

This disclosure has been prepared in accordance with Item 402(v) and does not necessarily reflect the value actually realized by the NEOs or how our Compensation Committee evaluates compensation decisions in light of Company or individual performance. In particular, our Compensation Committee has not used “compensation actually paid” (“CAP”) as disclosed in the “Pay Versus Performance Table” below as a basis for making compensation decisions, nor does it use GAAP Net Loss, or any other performance measure for purposes of determining incentive compensation. Please refer to our CD&A in this Proxy Statement for a discussion of our executive compensation program objectives.

Metrics Used for Linking Pay and Performance

For 2022, the Company only used one financial performance measure, peer group TSR, in our assessment to link compensation actually paid to the PEO and NEOs for 2022. Because there was only this one metric, the Company chose not to use a tabular format.

Pay Versus Performance Table

Our CEO is the principal executive officer (“PEO”). The following table sets forth information concerning the compensation of our PEO and other NEOs for each of the fiscal years ending December 31, 2022, 2021 and 2020 and our financial performance for each such fiscal year.

					Value of Initial Fixed $100 Investment Based On(4):
Year	Summary Compensation Table for PEO(1)(2)	Compensation Actually Paid to PEO(3)	Average Summary Compensation Table Total for Non-PEO NEOs(2)	Average Compensation Actually Paid to non-PEO NEOs(3)	Total Shareholder Return (“TSR”)	Peer Group TSR(3)(7)	Net (Loss) Income(5)	Company Selected Measure(6)
2022	$747,416	$(192,950)	$462,705	$(268,611)	$(79)	$(50)	$(101,146,000)	NA
2021	$732,981	$191,642	$1,147,786	$784,845	$3	$(20)	$(9,079,000)	NA
2020	$4,119,892	$3,099,558	$2,068,690	$1,797,356	$63	$(2)	$(11,608,000)	NA

(1) Michael A. DeGiglio served as the principal executive officer of the Company during 2020, 2021 and 2022.

(2) The dollar amounts reported as total compensation for the Company’s PEO and the average of the amounts reported for the Company’s named executive officers (“NEOs”) as a group (excluding the PEO) for each corresponding year are the amounts reported in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation – Summary Compensation Table” of this Proxy Statement. The names of each of the NEOs (excluding the PEO) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, Stephen C. Ruffini, Ann Gillin Lefelver, Mandesh Dosanjh, Eric Janke and Bret Wiley; (ii) for 2021, Stephen C. Ruffini, Mandesh Dosanjh, Orville Bovenschen and Derin Gemmel; and (iii) for 2020, Stephen C. Ruffini and Mandesh Dosanjh.

(3) The dollar amounts reported as “compensation actually paid” to the Company’s PEO and the average amount reported as “compensation actually paid” to the NEOs as a group (excluding the PEO), are computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to such PEO or the actual average amount of compensation earned by or paid to the NEOs as a group (excluding the PEO) during the applicable year. The valuation methodologies and assumptions used when calculating the equity values included in the compensation actually paid are not materially different than those used when calculating the amounts included in the Summary Compensation Table. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the PEO’s total compensation and the average total compensation of the NEOs as a group (excluding the PEO) for each year to determine the compensation actually paid:

Year	PEO or NEOs	Reported Summary Compensation Table Total	Minus Reported Value of Equity Awards (a)	Plus Fair Value at Fiscal Year-end of Outstanding and Unvested Option Awards and Stock Awards Granted in the Fiscal Year	Plus Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	Plus Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year that Vested During Fiscal Year	Plus Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years for Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	Minus Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years that Failed to Meet Applicable Vesting Conditions During Fiscal Year	Plus Value of Dividends or Earnings Paid on Equity Awards in the Fiscal Year that are not Otherwise Reflected in the Value of Total Compensation	Equals Compensation Actually Paid
2022	PEO	$747,416	$—	$—	$(468,000)	$—	$(472,366)	$—	$—	$(192,950)
2022	NEOs	$462,705	$395,000	$90,000	$(257,316)	$—	$(169,000)	$—	$—	$(268,611)
2021	PEO	$732,981	$—	$—	$(1,069,669)	$—	$528,330	$—	$—	$191,642
2021	NEOs	$1,147,786	$277,502	$41,450	$(268,222)	$—	$141,333	$—	$—	$784,845
2020	PEO	$4,119,892	$906,000	$249,000	$(267,335)	$—	$(95,999)	$—	$—	$3,099,558
2020	NEOs	$2,068,690	$74,000	$166,000	$(267,335)	$—	$(95,999)	$—	$—	$1,797,356

(a) For the PEO, the grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year. For the NEOs, the grant date fair value of equity awards represents the average of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(4) The comparison of total shareholder returns assumes that $100 was invested on December 31, 2019, in Village Farms and the Peer Group.

(5) The dollar amounts reported represent the amount of net (loss) income reflected in the Company’s audited financial statements for the applicable year.

(6) Our Compensation Committee has not used CAP as a basis for making compensation decisions, nor does it use any financial performance measure (other than peer group TSR) for purposes of determining executive compensation.

(7) The Company elected to use its CD&A peer group to calculate Peer Group TSR. A different peer group was used in the 2022 calculation than was used in the 2021 and 2020 calculations. The Company believes, given changes in the industry, the economy and the characteristics of the certain companies in the peer group for 2021 and 2020, the 2022 peer group is a better approximation of our Company.

Relationship between Company TSR and Peer Group TSR, and between CAP and Company TSR

The graphs below illustrate the relationship between our TSR and the Peer Group TSR, as well as the relationship between CAP and our TSR for the CEO and the other NEOs.

CAP vs. Company TSR vs. Peer Group TSR
Compensation Actually Paid ($ millions)
Total Shareholder Return (TSR)
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$(500)
$80
$60
$40
$20
$-
$(20)
$(40)
$(60)
$(80)
$(100)
$63
$3
$(79)
$1,797
$785
$(268)
$(7)
$(8)
$(52)
$3,100
$192
$(193)
December 31, 2020
December 31, 2021
December 31, 2022
CEO CAP
Avg Other NEOs CAP
VFF
Peer Group

$3,100 $192 $(193) $63 $3 $(79) $(7) $(8) $(52) $1,797 $785 $(268) $(100) $(80) $(60) $(40) $(20) $- $20 $40 $60 $80 $(500) $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 December 31, 2020 December 31, 2021 December 31, 2022 Total Shareholder Return (TSR) Compensation Actually Paid ( $ millions) CAP vs. Company TSR vs. Peer Group TSR CEO CAP Avg Other NEOs CAP VFF Peer Group $3,100 $192 $(193) $63 $3 $(79) $(7) $(8) $(52) $1,797 $785 $(17) $(100) $(80) $(60) $(40) $(20) $- $20 $40 $60 $80 $(500) $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 December 31, 2020 December 31, 2021 December 31, 2022 Total Shareholder Return (TSR) Compensation Actually Paid ( $millions) CEO Pay versus Performance: Total Shareholder Return CEO CAP Avg Other NEOs CAP VFF Peer Group

Relationship between CAP and GAAP Net Income

The graph below reflects the relationship between the CEO and average other NEOs CAP and our GAAP Net Loss for each year.

CAP vs. Net Income
Compensation Actually Paid ($ millions)
GAAP Net Loss ($ millions)
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$(500)
$-
$(20,000)
$(40,000)
$(60,000)
$(80,000)
$(100,000)
$(120,000)
$(11,608)
$(9,079)
$(101,146)
$3,100
$1,797
$192
$785
$(193)
$(268)
December 31, 2020
December 31, 2021
December 31, 2022
CEO CAP
Avg Other NEOs CAP
GAAP Net Loss

Compensation Actually Paid ( $ millions) CAP vs. Net Income $3,500 $ $(9,079) $(11,608) $3,000 $(20,000) $2,500 $3,100 $192 $1,797 $(193) $785 $(101,146) $(40,000) $2,000 $1,500 $(60,000) $1,000 $(80,000) $500 $(100,000) $ $(268) $(500) $(120,000) December 31, 2020 December 31, 2021 December 31, 2022 CEO CAP Avg Other NEOs CAP GAAP Net Loss GAAP Net Loss ( $ millions)

DIRECTOR COMPENSATION

Overview

The Compensation Committee makes recommendations regarding compensation payable to our non-employee directors to the entire Board of Directors, which then makes final decisions regarding such compensation.

Cash Compensation

Each non-employee director of the Company receives a retainer of $40,000 per year, payable in monthly installments and there are no meeting or teleconference fees. The director fees are now being paid in U.S. dollars as it is the dominant currency for the Company. The Chairperson of the Board receives an additional annual fee of $20,000, payable monthly, the Audit and Risk Committee Chairperson receives an additional $10,000 per year, payable monthly, and the Compensation and Corporate Governance Committee Chairperson receives an additional $5,000 per year, payable monthly. Directors are also entitled to be reimbursed for reasonable out-of-pocket expenses incurred by them in connection with their services as directors. Directors of the Company are also eligible to participate in the Equity Plan. Options were granted pursuant to the Equity Plan to non-employee directors in 2022, as the Compensation and Corporate Governance Committee believes that a portion of the total director compensation should be in the form of equity compensation.

The table below provides compensation information for the calendar year ended December 31, 2022 for each non-employee member of the Board.

Name	Fees Earned or Paid in Cash (1)	Option Awards (2)	Total
John R. McLernon(3)	$60,000	$44,375	$104,375
John P. Henry(3)	$50,000	$44,375	$94,375
Christopher C. Woodward(3)	$45,000	$44,375	$89,375
David Holewinski(3)	$40,000	$44,375	$84,375

(1)
Paid in U.S. dollars.
(2)
The amounts listed in this column represent the grant date fair value of the Options granted to non-employee directors as calculated using the Black Scholes model resulting in a fair value of $0.93 per Option.
(3)
As of December 31, 2022, Mr. McLernon, Mr. Woodward, Mr. Henry and Mr. Holewinski had 191,196, 177,196, 172,196 and 172,196 Options outstanding, respectively.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Company, none of the persons who have been directors or executive officers of the Company at any time since January 1, 2022, none of the proposed nominees for election as a director of the Company and none of the associates or affiliates of any of the foregoing has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter scheduled to be acted upon at the Meeting, other than the election of directors (Item 1) and the “say-on-pay” vote (Item 2).

INTEREST OF RELATED PERSONS IN TRANSACTIONS

Except as described below, for the last two completed fiscal years, no director, proposed director, executive officer, or immediate family member of a director, proposed director or executive officer nor, to the knowledge of our directors or executive officers, after having made reasonable inquiry, any person or company who beneficially owns, directly or indirectly, Shares carrying more than 5% of the voting rights attached to all Shares outstanding at the date hereof, or any immediate family member thereof, had any material interest, direct or indirect, in any transaction or proposed transaction of the Company which involves an amount exceeding the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, other than compensation arrangements which are described under “Executive Compensation” and “Director Compensation” as of this Proxy Statement.

Securityholders’ Agreement with Mr. DeGiglio

Michael DeGiglio, our Chief Executive Officer, is party to the Amended and Restated Securityholders’ Agreement, by and among the Company, VF Operations Canada Inc., Mr. DeGiglio, and other parties thereto, dated December 31, 2009 (the “Securityholders’ Agreement”), pursuant to which the Company has granted to Mr. DeGiglio certain pre-emptive rights, as well as “demand” and “piggyback” registration rights. These rights enable Mr. DeGiglio to require the Company to file a prospectus (in the case of a demand registration) and otherwise assist with a public offering of Common Shares, subject to certain limitations. In the event of a “piggyback” offering, our financing requirements are to take priority. In the event that the Company decides to issue equity securities or securities convertible into or exchangeable for equity securities of the Company other than to officers, employees, consultants or directors of the Company or any subsidiary of the Company pursuant to a bona fide incentive compensation plan, the Securityholders’ Agreement provides, among other things, Mr. DeGiglio with pre-emptive rights to purchase such number of newly issued equity securities in order to maintain his pro rata ownership interest in the Company.

2024 SHAREHOLDER PROPOSALS

Shareholder proposals intended to be presented in our proxy materials relating to our 2024 Meeting of Shareholders must be received at our registered office at 4700 - 80th Street, Delta, British Columbia, Canada, V4K 3N3 no later than April 24, 2024, which is the deadline for a proposal to be valid under the OBCA, which is later than the January 2, 2024 deadline for Shareholder proposals to be submitted under Rule 14a-8.

Registered and beneficial Shareholders are generally eligible to submit Shareholder proposals under the OBCA, provided that such Shareholder proposals comply with the content, timing, delivery and other requirements set out in the OBCA.

In order for a Shareholder proposal to be eligible for inclusion in the proxy statement under the Exchange Act, the Shareholder must submit the proposal in accordance with Rule 14a-8, and the Shareholder must be a record holder of Shares (i) with a market value of at least $2,000 and must have continuously held such Shares for at least three years; (ii) with a market value of at least $15,000 and must have continuously held such Shares for at least two years; or (iii) with a market value of at least $25,000 and must have continuously held such Shares for at least one year. However, a Shareholder who has been a record owner of Shares with a market value of at least $2,000 for at least one year as of January 2, 2022, and who continuously maintains at least $2,000 of such securities from January 2, 2022 through the date such Shareholder’s proposal is submitted to the Company is also eligible to submit a proposal for inclusion in the Company’s proxy materials for next year’s annual meeting. The Shareholder must continue to hold those Shares through the date of the meeting and must comply with all of the other procedural requirements set forth in Rule 14a-8.

A Shareholder wishing to nominate an individual to be a director, other than pursuant to a requisition of a meeting made pursuant to the OBCA or a Shareholder proposal made pursuant to the OBCA provisions described above, is required to comply with Section 7.3 of the By-laws. Section 7.3 of the By-laws provides, inter alia, that proper written notice of any such director nomination (the “Nomination Notice”) for an annual general meeting of Shareholders must be provided to the Secretary of the Company not less than 30 days prior to the date of the annual general meeting of Shareholders; provided, however, that in the event that the annual general meeting of Shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual general meeting was made, the Nomination Notice must be provided no later than the close of business on the tenth day following the Notice Date. The foregoing is merely a summary of provisions contained in Section 7.3 of the By-law and is not comprehensive and is qualified by the full text of such provisions. The full text of such provisions is set out in the By-laws, a copy of which is filed under the Company’s profiles at www.sedar.com and www.sec.gov. For such Shareholder’s director nominee to be eligible for inclusion in the proxy statement, however, such nomination must be received by our registered office no later than April 24, 2024. In addition to satisfying the foregoing, shareholders who intend to solicit proxies in support of director nominees other than Company-sponsored nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act. Under Rule 14a-19, the deadline for timely notice to the Company of a shareholder director nomination is no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting date, except that, if the Company did not hold an annual meeting during the previous year, or if the date of the meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by the Company. For the 2024 Annual Meeting, such deadline is April 24, 2024 (the same deadline as under our By-laws). If such written notice is not timely received or does not satisfy these additional information requirements, the notice will not be considered properly submitted and will not be acted upon at the 2024 Annual Meeting.

For any other Shareholder proposals to be presented at our next annual meeting of Shareholders, Rule 14a-4(c) under the Exchange Act provides that if a proponent of a proposal fails to notify us at the address below at least 45 days prior to the first anniversary of the date of first mailing of the prior year’s proxy statement (or any date specified in an advance notice provision), then the brokers or nominees will be allowed to use their discretionary voting authority with respect to the voting of proxies when the proposal is presented at the meeting, without any discussion of the matter in the proxy statement. With respect to our 2024 Meeting of

Shareholders, if we are not provided notice of a Shareholder proposal, which the Shareholder has not previously sought to include in our proxy statement, by March 18, 2024, the brokers or nominees will be allowed to use their discretionary authority with respect to the voting of proxies.

HOUSEHOLDING OF ANNUAL PROXY MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Notice of Internet Availability of Proxy Materials may have been sent, and paper copies of our proxy materials and Annual Report, if requested, will be sent, to multiple Shareholders in each household unless otherwise instructed by such Shareholders. We will deliver promptly a separate copy of these documents to any Shareholder upon written or oral request to our Chief Financial Officer at Village Farms International, Inc. 4700 - 80th Street, Delta, British Columbia, V4K 3N3, telephone: 604-940-6012. Any Shareholder who wants to receive separate copies of these documents in the future, or any Shareholders who is receiving multiple copies and would like to receive only one copy per household, should contact the Shareholder’s bank, broker, or other nominee record holder, or the Shareholder may contact us at the above address and phone number.

INDEBTEDNESS

As of the date hereof, there is no indebtedness owing to the Company by any employees, officers or directors of the Company. The Company did not provide financial assistance to any employees, officers or directors for the purchase of securities during the year ended December 31, 2022 or from January 1, 2023 to the date hereof.

MANAGEMENT CONTRACTS

The management functions of the Company are not, in any way, performed in a substantial degree by a person or persons other than the directors or the executive officers of the Company.

ADDITIONAL INFORMATION

Additional information relating to us, including our most current Annual Report on Form 10-K, (together with documents incorporated therein by reference), our consolidated financial statements for the year ended December 31, 2022, the report of the independent registered public accounting firm thereon, and management’s discussion and analysis of our financial condition and results of operations for the year ended December 31, 2022 can be found by accessing the SEC’s EDGAR filing database at www.sec.gov and on SEDAR at www.sedar.com Copies of our Annual Report on Form 10-K, for the fiscal year ended December 31, 2022, including the financial statements and the financial statement schedules, required to be filed with the SEC, are available upon written request, free of charge, to our securityholders. Requests should be in writing and addressed to the attention of Stephen C. Ruffini, Chief Financial Officer, at 4700-80th Street, Delta, British Columbia, V4K 3N3. Our financial information is provided in our consolidated financial statements for the year ended December 31, 2022 and management’s discussion and analysis of our financial condition and results of operations for the year ended December 31, 2022.

DIRECTORS’ APPROVAL

The contents and sending of this Proxy Statement have been approved by our directors.

(signed) John R. McLernon

Chairman

APPENDIX A

VILLAGE FARMS INTERNATIONAL, INC. (the “Company”)

MANDATE OF THE BOARD OF DIRECTORS

The purpose of this document is to summarize the governance and management roles and responsibilities of the board of directors of the Company (the “Board”).

1.
ACCOUNTABILITY

The Board is responsible to shareholders.

2.
ROLE

The role of the Board is to focus on governance and stewardship of the business carried on by the Company as a whole. The Board will review strategy, assign responsibility for achievement of that strategy, and monitor performance against those objectives. In fulfilling this role, the Board will regularly review the strategic plans developed by management so that they continue to be responsive to the changing business environment in which the Company operates.

3.
RESPONSIBILITIES

In order that the Board fulfills its role, the Board will:

(a)
Define Shareholder Expectations
•
Satisfy itself that there is effective communication between the Board and the Company’s shareholders, other stakeholders, and the public.
•
Determine, from time to time, the appropriate criteria against which to evaluate performance, and set corporate strategic goals and objectives within this context.
(b)
Establish Strategic Goals, Performance Objectives, Operational Policies and Identify Principal Risks

The Board will review and approve broad strategic corporate objectives and establish corporate values against which the performance of the Company will be measured. In this regard, the Board will, at least annually:

•
Approve long-term strategies;
•
Review and approve management of the Company’s strategic and operational plans so that they are consistent with long-term goals;
•
Approve strategic and operational policies within which management of the Company will operate;
•
Identify the principal risks of the Company and ensure implementation of appropriate systems to manage these risks;
•
Set targets against which to measure corporate and executive performance of the Company;

•
Satisfy itself that a portion of executive compensation is linked appropriately to Company performance; and
•
Satisfy itself that a process is in place with respect to the appointment, development, evaluation and succession of senior management of the Company.
(c)
Delegate Management Authority to the Chief Executive Officer
•
Ensure that the Board delegates to the Chief Executive Officer the authority to manage and supervise the business of the Company and decisions regarding the ordinary course of business and operations.
•
Determine what, if any, executive limitations may be required in the exercise of the authority delegated to management.
(d)
Monitor Corporate Performance
•
Understand, assess and monitor the principal risks of all aspects of the businesses in which the Company is engaged.
•
Monitor performance of the Company against both short-term and long-term strategic plans and annual performance targets, and monitor compliance with Board policies and the effectiveness of risk management practices.
•
Ensure that the boards of directors of the Company’s subsidiaries monitor compliance by management of its subsidiaries with internal controls and effective management information systems.
(e)
Develop Board Processes
•
Develop an approach relating to the conduct of the Board’s business and the fulfillment of the Board’s responsibilities.
•
Develop the Board’s approach to corporate governance through the Board’s Corporate Governance and Nominating Committee.
4.
QUALIFICATIONS OF DIRECTORS

Directors are expected to have the highest personal and professional ethics and values and be committed to advancing the best interests of the Company and its shareholders. They are also expected to possess skills and competencies in areas that are relevant to the Company’s activities and that enhance the ability of the Board to effectively oversee the business and affairs of the Company.

A majority of the Board must be independent. Independent shall have the meaning, as the context requires, given to it in National Instrument 52-110 Audit Committees, as may be amended from time to time. The chairperson of the Board (the “Chair of the Board”) must be an independent director. The Chair of the Board should act as the effective leader of the Board and ensure that the Board’s agenda will enable it to successfully carry out its duties. The position description for the Chair of the Board is attached hereto as Schedule A.

Each director must have an understanding of the Company’s principal operational and financial objectives, plans and strategies, financial position and performance as well as the performance of the Company relative to its principal competitors. Directors must have sufficient time to carry out their duties and not assume responsibilities that would materially interfere with, or be incompatible with, Board membership. Directors, who experience a significant change in their personal circumstances, including a change in their principal occupation, are expected to advise the chairperson of the Corporate Governance and Nominating Committee

(the “Committee Chair”) and, if determined appropriate by the Board on the recommendation of the Corporate Governance and Nominating Committee, resign from the Board.

5.
MEETINGS

The Board has meetings at least once in each quarter, with additional meetings held when required. Additional meetings may be called by the Chair of the Board or any two directors on proper notice. Board meetings may be held by telephonic means.

The Chair of the Board is primarily responsible for the agenda. Prior to each Board meeting, the Chair of the Board will discuss agenda items for the meeting with the Chief Executive Officer of the Company, and other members of the Board. Any director may propose the inclusion of items on the agenda, request the presence of, or a report by any member of senior management of the Company, or at any Board meeting raise subjects that are not on the agenda for that meeting.

The Audit and Risk Committee of the Company has meetings quarterly, with additional meetings held when required. The Compensation Committee and the Corporate Governance and Nominating Committee of the Company have meetings as often as deemed necessary. Meeting frequency and agendas for the standing committees may change from time to time, however, depending on opportunities or risks faced by the Company and its subsidiaries. The committee chairperson or any two members of a committee may call a committee meeting, request that an item be included on the committee’s agenda or raise subjects that are not on the agenda for that meeting.

Audit and Risk Committee meetings can also be called by the Company’s auditor or the Chief Financial Officer of the Company. Notice of the place, day and time of each Board or committee meeting must be served on each director or manager at least 48 hours prior to the meeting. Directors or committee members, however, may waive notice of any meeting. Attendance of a director, in person or by telephone, at a Board meeting shall constitute a waiver of notice of that meeting except, with respect to Board meetings, in circumstances described in the By-laws of the Company (the “By-laws”). The notice needs to state the purpose or purposes for which the meeting of directors or managers is being held.

(a)
Procedures for Board Meetings
•
Subject to the Company’s By-laws, procedures for Board meetings are determined by the Chair of the Board unless otherwise determined by a resolution of the Board.
•
Subject to the Company’s By-laws, procedures for committee meetings are determined by the committee chairperson unless otherwise determined by a resolution of the committee or the Board.
•
A quorum for any Board or committee meeting shall be as required by the constating documents of the Company.
6.
DIRECTORS’ RESPONSIBILITIES
(a)
Attendance and Participation
•
Each director is expected to attend all meetings of the Board and any committee of which he or she is a member. A director who is unable to attend a meeting in person may participate by telephone or teleconference. The Board or any committee may also take action from time to time by unanimous written consent.
•
In advance of each Board or committee meeting, members will receive the proposed agenda and other materials necessary to the directors’ understanding of the matters to be considered. Directors are expected to spend the time needed to review the materials in advance of such meetings and to actively participate in such meetings.

(b)
Service on Other Boards and Audit and Risk Committee
•
The Board does not believe that its members should be prohibited from serving on the boards of other public companies so long as these commitments do not materially interfere and are compatible with their ability to fulfill their duties as a member of the Board. Directors must advise the Chair of the Board in advance of accepting an invitation to serve on the board of another public company and, as a general rule, directors are not allowed to join a board of another public company on which two or more other directors of the Company serve.
(c)
Access to Independent Advisors
•
The Board and any committee may at any time retain outside financial, legal or other advisors at the expense of the Company and have the authority to determine the advisors’ fees and other retention terms. Any director may, subject to the approval of the Chair of the Board, retain an outside advisor at the expense of the Company.
7.
EVALUATION OF BOARD, DIRECTORS AND COMMITTEES

The Corporate Governance and Nominating Committee, in consultation with the Chair of the Board, will ensure that an appropriate system is in place to evaluate and perform an annual evaluation of the effectiveness of the Board as a whole as well as the committees of the Board, and the boards of directors or managers and board committees of the Company’s subsidiaries, to ensure they are fulfilling their respective responsibilities and duties. In connection with these evaluations, each director will be requested to provide his or her assessment of the effectiveness of the Board and each committee as well as the performance of individual directors. These evaluations should take into account the competencies and skills each director is expected to bring to his or her particular role on the Board or on a committee, as well as any other relevant facts. The position description for a committee chairperson is attached hereto as Schedule B.

8.
MANAGEMENT
(a)
Management’s Role
•
The primary responsibility of management of the Company is to safeguard the Company’s assets and to create wealth for shareholders. When performance is found to be inadequate, the Board has the responsibility to bring about appropriate change.
•
Management of the Company is under the direction of its Chief Executive Officer. The Board shall take such steps as it deems necessary to satisfy itself as to the integrity of the Chief Executive Officer and other executive officers of the Company and that such individuals create a culture of integrity throughout the Company.
(b)
Management’s Relationship to the Board
•
Senior management of the Company, primarily through the Chief Executive Officer, reports to and is accountable to the Board.
•
Business plans are developed to ensure the compatibility of shareholder, Board and management views on the Company and the Company’s subsidiaries’ strategic direction, performance targets and utilization of shareholders’ equity. A meeting of the Board is held each year to review the strategic initiatives and the business plan submitted by senior management of the Company.

(c)
Board Access to Management
•
Information provided by management to directors is critical to their effectiveness. In addition to the reports presented to the Board at its regular and special meetings, the Board is also kept informed on a timely basis by management of the Company with respect to developments and key decisions taken by management in pursuing the Company’s business plan. The directors periodically assess the quality, completeness and timeliness of information provided by management to the Board.
(d)
Management Performance Review and Rewards
•
The Corporate Governance and Nominating Committee of the Company annually reviews the position description of the Chief Executive Officer. The Compensation Committee establishes objectives against which his or her performance is reviewed, with his or her compensation or level being assessed against these agreed objectives. Similar reviews and assessments are undertaken for other members of senior management in consultation with the Chief Executive Officer.
•
The compensation plans of the Company are based on maintaining a direct link between management rewards and the wealth created for shareholders.
9.
COMMUNICATION AND DISCLOSURE POLICIES

The Company has adopted a Disclosure and Insider Trading Policy, which summarizes its policies and practices regarding disclosure of material information to investors, analysts and the media. The purpose of this policy is to ensure that the Company’s communications with the investment community are timely, consistent and in compliance with all applicable securities legislation. The Disclosure and Insider Trading Policy is reviewed annually by the Board and is available on the Company’s website.

The Company endeavors to keep its shareholders informed of its progress through a comprehensive annual report, annual information form, quarterly interim reports and periodic press releases. It also maintains a website that provides summary information about the Company and ready access to its published reports, press releases, statutory filings and supplementary information provided to analysts and investors. Directors and management meet with the Company’s shareholders at the annual meeting and are available to respond to questions at that time.

The Company also maintains an investor relations program to respond to inquiries in a timely manner. Management meets on a regular basis with investment analysts, financial advisors and interested members of the public to ensure that accurate information is available to investors, including quarterly conference calls to discuss the Company’s financial results. The Company also endeavors to ensure that the media is kept informed of developments as they occur and have an opportunity to meet and discuss these developments with the Company’s designated spokespersons.

10.
CODE OF ETHICS AND WHISTLEBLOWER POLICY

The Board expects all directors, managers, officers and employees of the Company and its subsidiaries to conduct themselves in accordance with the highest ethical standards and to adhere to the Company’s Code of Ethics and Whistleblower Policy (the “Code”). Any waiver of the Code for officers, directors or managers may only be made by the Board or the Compensation and Corporate Governance Committee and will be disclosed to shareholders by the Company to the extent required by law, regulation or stock exchange requirement.

11.
PROHIBITION ON PERSONAL LOANS

The Company will not, either directly or indirectly, including through its subsidiaries, extend or maintain credit, arrange for the extension of credit, or renew an extension of credit, in the form of a personal loan to or for any director or executive officer.

12.
FEEDBACK

The Board welcomes input and comments from shareholders of the Company. Input or comments for the Board or its committees should be directed to the Company Secretary at:

Board of Directors of Village Farms International, Inc.

c/o Stephen C. Ruffini, Company Secretary

Village Farms International, Inc.

4700 - 80th Street

Delta, British Columbia

V4K 3N3

SCHEDULE A

Position Description of Chairperson of the Board (the “Chair of the Board”)

The Chair of the Board of the Company is principally responsible for overseeing the operations and affairs of the Board. In fulfilling his or her responsibilities, the Chair of the Board will:

(a)
provide leadership to foster the effectiveness of the Board;
(b)
ensure there is an effective relationship between the Board and senior management of the Company;
(c)
ensure that the appropriate committee structure is in place and assist the Corporate Governance and Nominating Committee in making recommendations for appointments to such committees;
(d)
in consultation with the other members of the Board and the Chief Executive Officer of the Company, prepare the agenda for each meeting of the Board;
(e)
ensure that all directors receive the information required for the proper performance of their duties, including information relevant to each meeting of the Board;
(f)
chair Board meetings, including stimulating debate, providing adequate time for discussion of issues, facilitating consensus, encouraging full participation and discussion by individual directors and confirming that clarity regarding decision-making is reached and accurately recorded;
(g)
together with the Corporate Governance and Nominating Committee, ensure that an appropriate system is in place to evaluate the performance of the Board as a whole, the Board’s committees and individual directors, and make recommendations to the Corporate Governance and Nominating Committee for changes when appropriate;
(h)
work with the Chief Executive Officer of the Company and other members of senior management to monitor progress on strategic planning, policy implementation and succession planning; and
(i)
provide additional services required by the Board.

SCHEDULE B

Position Description of Committee Chairperson (a "Committee Chair")

A Committee Chair is principally responsible for overseeing the operations and affairs of his or her particular committee. In fulfilling his or her responsibilities, a Committee Chair will:

(a)
provide leadership to foster the effectiveness of the Committee;
(b)
ensure there is an effective relationship between the Board and the committee;
(c)
ensure that the appropriate charter is in effect and assist the Corporate Governance and Nominating Committee in making recommendations for amendments to the charter;
(d)
in consultation with the other members of the committee and Board, where appropriated, prepare the agenda for each meeting of the committee;
(e)
ensure that all committee members receive the information required for the proper performance of their duties, including information relevant to each meeting of the committee;
(f)
chair committee meetings, including stimulating debate, providing adequate time for discussion of issues, facilitating consensus, encouraging full participation and discussion by individual members and confirming that clarity regarding decision-making is reached and accurately recorded; and
(g)
together with the Corporate Governance and Nominating Committee, ensure that an appropriate system is in place to evaluate the performance of the committee as a whole, the committee's individual members, and make recommendations to the Corporate Governance and Nominating Committee for changes when appropriate; and provide additional services required by the Board.

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SCAN TO VIEW MATERIALS & VOTE VILLAGE FARMS INTERNATIONAL, INC. 4700-80TH STREET DELTA, BC V4K 3N3 CANADA VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 1:00 p.m. Eastern Time on June 21, 2023. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/VFF2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 1:00 p.m. Eastern Time the on June 21, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. V16977-P94708 VILLAGE FARMS INTERNATIONAL, INC. The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees: Withhold 1a. Michael A. DeGiglio!! Against Abstain 1b. 1c. John P. Henry David Holewinski! ! ! ! 2. Approval of the compensation of the Company’s named executive officers on an advisory, non-binding basis. !!! Withhold 1d. 1e. Kathleen M. Mahoney John R. McLernon! ! ! ! 3.Re-appointing PricewaterhouseCoopers LLP as the independent public accounting firm for the Company for the fiscal year ending December 31, 2023. !! 1f. Stephen C. Ruffini!! 1g. Christopher C. Woodward!! For For For Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V16978-P94708 VILLAGE FARMS INTERNATIONAL, INC. ANNUAL MEETING OF SHAREHOLDERS JUNE 23, 2023 1:00 PM ET Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein: Appointment of Proxyholder I/We being the undersigned holder(s) of Common Shares of Village Farms International, Inc. hereby appoint John R. McLernon or Stephen C. Ruffini. OR as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual Meeting of Village Farms International, Inc. to be held via live webcast at www.virtualshareholdermeeting.com/VFF2023 at 1:00 PM ET on June 23, 2023 or at any adjournment or postponement thereof. This form of proxy is solicited by and on behalf of Management of the Company. Proxies must be received by 1:00 p.m., Eastern time, on June 21, 2023. Notes to Proxy 1. Each holder has the right to appoint a person, who need not be a holder, to attend and represent him or her at the Annual Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided. 2. If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. 3. This proxy should be signed in the exact manner as the name appears on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 6. This proxy confers discretionary authority to vote on amendments or variations to the matters identified in the notice of the Annual Meeting and with respect to the other matters that may be properly be brought before the Annual Meeting or any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side

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